================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                               MOVADO GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1)   Title of each class of securities to which transaction applies:
    (2)   Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4)   Proposed maximum aggregate value of transaction:
    (5)   Total fee paid:
|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)   Amount previously paid:
    (2)   Form, Schedule or Registration Statement No.:
    (3)   Filing Party:
    (4)   Date Filed:
================================================================================

[GRAPHIC OMITTED - LOGO]
MOVADO GROUP INC.






May 24, 2007


Dear Fellow Shareholder:


     It is our pleasure to invite you to attend the 2007 Annual Meeting of Shareholders of Movado Group, Inc. The meeting will be held on Thursday, June 14, 2007 at 10:00 a.m. at the Company's New York office and showrooms located at 25 West 39th Street, 15th Floor, New York, NY 10018.

     The enclosed Notice of Meeting and Proxy Statement describe the formal business to be transacted at the meeting. We sincerely hope you will be able to attend. We will report on the Company's progress and respond to questions you may have about the Company's business.

     Whether or not you plan to attend, the vote of every shareholder is important and your cooperation in completing, signing and returning your proxy promptly will be appreciated.

     We hope to see you at the Annual Meeting.



Sincerely,



Gedalio Grinberg                                         Efraim Grinberg

CHAIRMAN OF THE BOARD OF DIRECTORS        PRESIDENT AND CHIEF EXECUTIVE OFFICER



                    650 From Road Paramus, New Jersey 07652
                 Telephone: 201 267 8000   Facsimile: 201 267 8050

                               MOVADO GROUP, INC.
                                 650 From Road
                           Paramus, New Jersey 07652


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 14, 2007



Notice is hereby given that the Annual Meeting of Shareholders of Movado Group, Inc. will be held on Thursday, June 14, 2007 at 10:00 a.m., at the Company's New York office and showrooms located at 25 West 39th Street, 15th Floor, New York, NY 10018 for the following purposes:

     1. To elect nine directors to serve until the next Annual Meeting and until their successors are elected and qualified.

     2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending January 31, 2008.

     3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.


Holders of the Company's Common Stock and Class A Common Stock of record at the close of business on May 18, 2006 are entitled to notice of and to vote at the Annual Meeting of Shareholders or any postponements or adjournments thereof.




Dated:   May 24, 2007                        By order of the Board of Directors



                                             Timothy F. Michno
                                             Secretary and General Counsel


-------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

                               MOVADO GROUP, INC.

                                PROXY STATEMENT


INFORMATION CONCERNING THE SOLICITATION

         The Board of Directors of Movado Group, Inc. (the "Company") is soliciting proxies for our 2007 Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, June 14, 2007 at 10:00 a.m. at the Company's New York office and showrooms located at 25 West 39th Street, 15th Floor, New York, NY 10018. This proxy statement and the accompanying proxy card will first be sent to shareholders on or about May 24, 2007.

WHY AM I RECEIVING THIS PROXY STATEMENT?

         You are receiving this proxy statement and the accompanying Notice of Meeting and proxy card because you owned shares of the Company's Common Stock and/or its Class A Common stock on May 18, 2007, the record date for this year's Annual Meeting.

WHO IS ASKING ME FOR MY VOTE?

         The Company is soliciting your proxy on behalf of the Board and has retained Georgeson Stockholder Communications, Inc., professional proxy solicitors, to assist with the solicitation. We will pay the entire cost of this proxy solicitation, including Georgeson's fee, which we expect to be approximately $1,500.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         The two matters scheduled to be voted on at the Annual Meeting are:

         1.       The election of nine directors to serve on the Board; and

         2. The ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending January 31, 2008.

         In addition, such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof may be voted on.

WHAT ARE MY VOTING RIGHTS?

         All owners of the Company's Common Stock and its Class A Common Stock on the record date are entitled to attend and to vote on all items properly presented at the Annual Meeting. Each share of Common Stock is entitled to one vote and each share of Class A Common Stock is entitled to 10 votes on each such matter. On May 7, 2007 there were 19,277,378 shares of Common Stock outstanding and 6,638,239 shares of Class A Common Stock outstanding . A list of all shareholders as of the record date will be available during ordinary business hours at the Company's principal place of business located at 650 From Road, Paramus, NJ 07652, from the Secretary of the Company, at least 10 days before the Annual Meeting and will also be available at the Annual Meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

          The Board recommends that you vote:

         1.       FOR the election of each of the director nominees; and

         2. FOR the appointment of PricewaterhouseCoopers LLP as our independent public accounting firm for the current fiscal year.

HOW DO I VOTE?

         If you are a shareholder on the record date you may vote by mail or by voting in person at the Annual Meeting.

         To vote by mail, sign, date and mail your proxy card in the enclosed prepaid envelope and it will voted by one of the individuals indicated on the card (your "proxy") as you direct. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of the director nominees and FOR the appointment of PricewaterhouseCoopers LLP as our independent public accounting firm for the current fiscal year. If your shares are held by your broker in "street name," you will receive a form from your broker seeking instruction as to how your shares should be voted. We urge you to complete this form and instruct your broker how to vote on your behalf.

         You may also vote in person at the Annual Meeting. If you wish to vote your shares in person at the Annual Meeting and they are held by your broker in "street name," you must bring a letter from the broker to the meeting showing that you were the beneficial owner of the shares on May 18, 2007.

CAN I CHANGE MY VOTE AFTER I HAVE RETURNED MY PROXY CARD?

         Yes. You may change your vote at any time before voting concludes at the Annual Meeting by:

         o        Sending in another proxy with a later date; or

         o Notifying the Company's Secretary in writing before the Annual Meeting that you wish to revoke your proxy; or

         o        Voting in person at the Annual Meeting.

WHAT IS A QUORUM?

         For the purposes of the Annual Meeting, a "quorum" is a majority in voting power of the outstanding shares of Common Stock and Class A Common Stock owned by shareholders on the record date who are present in person or represented by proxy at the Annual Meeting. There must be a quorum for the Annual Meeting to be held. If you submit a properly executed proxy card, even if you abstain from voting, your shares will be considered part of the quorum. Broker "non-votes" are not considered a part of the quorum. Broker non-votes occur when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

WHAT IS BROKER "DISCRETIONARY" VOTING?

         Under the rules of the New York Stock Exchange ("NYSE"), if you hold your shares through a broker, your broker is permitted to vote your shares on the election of directors and the ratification of our independent registered public accounting firm in its discretion if it has transmitted the proxy materials to you and has not received voting instructions from you on how to vote your shares before the deadline set by your broker.

HOW ARE MATTERS PRESENTED AT THE ANNUAL MEETING APPROVED?

         Directors are elected by a plurality of the votes cast at the Annual Meeting. The approval of the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal 2008 requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

MAY I VOTE CONFIDENTIALLY?

         Yes. Our policy is to keep your vote confidential, except as otherwise legally required, to allow for the tabulation and certification of votes and to facilitate proxy solicitation.

WHO WILL COUNT THE VOTES?

         A representative of Bank of New York will count the votes and act as the inspector of election for the Annual Meeting.

WHAT IF ADDITIONAL MATTERS ARE PRESENTED TO THE ANNUAL MEETING?

         We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your signed proxy card gives authority to each of Timothy F. Michno, our General Counsel and corporate Secretary, and to Tasha Cooper Coleman, our Assistant General Counsel to vote on such matters at his or her discretion.

WHERE CAN I FIND THE VOTING RESULTS FROM THE ANNUAL MEETING?

         We will announce preliminary voting results at the Annual Meeting and will publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2008.

HOW CAN I OBTAIN INFORMATION ABOUT THE COMPANY?

         A copy of our fiscal 2007 Annual Report accompanies this proxy statement and is available on our website at WWW.MOVADOGROUP.COM. Shareholders may also obtain a free copy of our Annual Report on Form 10-K by visiting our website or by sending a request in writing to Suzanne Rosenberg, Vice President of Corporate Communications at the Company's address set forth in the Notice of Meeting.

WHEN ARE SHAREHOLDER PROPOSALS DUE FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING?

         Under the Securities and Exchange Commission rules, for shareholder proposals to be considered for inclusion in the proxy statement for the 2008 Annual Meeting, they must be submitted in writing to our corporate Secretary, Movado Group, Inc., 650 From Road, Paramus, NJ 07652 on or before January 26, 2008. In addition, our bylaws provide that for directors to be nominated or other proposals to be properly presented at the 2008 Annual Meeting, an additional notice of any nomination or proposal must be received by us not less than 60 nor more than 90 days before the Annual Meeting. If less than 70 days' notice of our 2008 Annual Meeting is given, then to be timely, the notice by the shareholder must be received by us not later than the close of business on the tenth day following the day on which the first public announcement of the date of the 2008 Annual Meeting was made or the notice of the meeting was mailed, whichever occurs first.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table shows the number of shares of the Company's Class A Common Stock and the Common Stock beneficially owned as of May 7, 2007 (except as otherwise noted in footnotes 3, 4 and 6) by (i) each shareholder who is known by the Company to beneficially own more than 5% of the outstanding shares of either the Class A Common Stock or the Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all executive officers and directors as a group.

                                                                         PERCENT OF OUTSTANDING
                                                                        SHARES OF CAPITAL STOCK
                                                                        -----------------------
                                                 SHARES OF
                                                  CLASS A     SHARES OF
                                                  COMMON        COMMON                          PERCENT OF
                                                  STOCK         STOCK        CLASS A              TOTAL
                                               BENEFICIALLY  BENEFICIALLY    COMMON     COMMON    VOTING
                NAME OF BENEFICIAL OWNER           OWNED        OWNED         STOCK     STOCK     POWER (1)
-----------------------------------------------------------------------------------------------------------
Margaret Hayes Adame (2)                                  -        19,000          -     *          *

AXA  Mutuelle (3)                                         -     1,128,260          -     5.9 %      1.3 %

Barclays (4)                                              -     1,057,922          -     5.5 %      1.2 %

Richard J. Cote (5)                                       -     1,141,097          -     5.9 %      1.3 %

Dimensional Fund Advisors LP (6)                          -     1,534,922          -     8.0 %      1.8 %

Alexander Grinberg (7)                            2,557,074        10,196     38.5 %     *          29.9 %

Efraim Grinberg(8)                                4,015,356     1,177,751     60.5 %     6.1 %      47.8 %

Gedalio Grinberg (9)                              1,537,730        21,450     23.2 %     *          18.0 %

Alan H. Howard (2)                                        -        17,124          -     *          *

Richard Isserman (2)                                      -         3,250          -          -          -

Eugene J. Karpovich (10)                                  -        48,493          -     *          *

Nathan Leventhal (2)                                      -         3,250          -          -          -

Timothy F. Michno                                         -         1,106          -     *          *

Donald Oresman (2)                                    3,920        15,250     *          *          *

Miriam Phalen (11)                                2,570,298             -     38.7 %          -     30.0 %

Leonard L. Silverstein (2) (12)                           -       107,896          -     *          *

All executive officers and directors as a
group (13 persons) (13)                           6,132,339     2,565,863     92.4 %     12.2 %     73.1 %

------
*   DENOTES LESS THAN ONE PERCENT

The address for Messrs. Cote, A. Grinberg, G. Grinberg, E. Grinberg, Howard, Isserman, Karpovich, Leventhal, Michno, Oresman and Silverstein and Ms. Hayes Adame and Ms. Phalen is c/o Movado Group, Inc., 650 From Road, Paramus, New Jersey 07652.

(1) In calculating the percent of total voting power, the voting power of shares of Common Stock (one vote per share) and Class A Common Stock (10 votes per share) has been aggregated.

(2) The total number of shares of Common Stock reported as beneficially owned by each of Ms. Hayes Adame and Messrs. Howard, Oresman and Silverstein includes 14,500 shares, and the number reported as beneficially owned by Mr. Leventhal and by Mr. Isserman represents 3,250 shares, each has the right to acquire by the exercise of options under the Company's 1996 Stock Incentive Plan.

(3) On February 13, 2007, in a joint filing on Schedule 13G under the Securities Exchange Act of 1934, as amended ("Exchange Act") by AXA Financial, Inc.; AXA, which owns AXA Financial, Inc.; and AXA
         Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle and AXA Courtage Assurance Mutuelle (collectively "AXA Mutuelle") which, as a group control AXA, AXA Mutuelle reported beneficial ownership as of December 31, 2006 of 1,128,260 shares of Common Stock. It reported having sole dispositive power as to all and sole voting power as to 515,800 of such shares. AXA and AXA Financial, Inc. each filed the report in its capacity as a parent holding company with respect to the holdings, respectively, of AXA Konzern AG and AXA Rosenberg Investment Management LLC (both, subsidiaries of AXA) and Alliance Bernstein L.P. and AXA Equitable Life Insurance Company (both, subsidiaries of AXA Financial, Inc). The report stated that all such shares were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect. The address of AXA Mutuelle is 26 rue Drouot, 75009 Paris, France.

(4) On January 23, 2007, in a filing on Schedule 13G under the Exchange Act, Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Global Investors Japan Trust and Banking Company Limited and Barclays Global Investors Japan Limited (collectively "Barclays") reported beneficial ownership as of December 31, 2006 of 1,057,922 shares of Common Stock. It reported having sole dispositive power as to all and sole voting power as to 950,352 of such shares. Barclays reported that all of the shares of Common Stock that it beneficially owns were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect. The address of Barclays Global Investors, NA and Barclays Global Fund Advisors is 45 Fremont Street, San Francisco, CA 94105. The address of Barclays Global Investors, Ltd. is Murray House, 1 Royal Mint Court, London, EC3N 4HH England. The address of Barclays Global Investors Japan Trust and Banking Company Limited and Barclays Global Investors Japan Limited is Ebisu Prime Square Tower, 8th Floor, 1-1-39 Hiroo Shibuya-Ku, Tokyo 150-8402, Japan.

(5) The total number of shares of Common Stock reported as beneficially owned by Mr. Cote includes 722,266 shares which he has the right to acquire by the exercise of options under the Company's 1996 Stock Incentive Plan and 2,200 shares held by a trust for the benefit of his children as to which shares Mr. Cote has shared dispositive power with his spouse who is the trustee with sole voting power.

(6) On February 9, 2007, in a filing on Schedule 13G under the Exchange Act, Dimensional Fund Advisors LP ("DFA") reported beneficial ownership as of December 31, 2006 of 1,534,922 shares of Common Stock as to all of which it has sole voting and dispositive power. DFA also reported that all of the shares of Common Stock that it beneficially owns were acquired in the ordinary course of business and not for the purpose or with the effect of changing or influencing control of the Company, or in connection with any transaction having such purpose or effect. The address of DFA is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(7) The total number of shares of Class A Common Stock beneficially owned by Mr. A. Grinberg includes 2,225,924 shares owned by Grinberg Partners L.P., a Delaware limited partnership, of which Mr. A. Grinberg is a limited partner, and 80,774 shares owned by trusts for the benefit of Mr. A. Grinberg's niece and nephew, of which trusts he is a co-trustee with Mr. Mark Fishman. Mr. A. Grinberg has shared voting power with Grinberg Partners L.P., Grinberg Group Partners, a Delaware general partnership (general partner of Grinberg Partners L.P.) and Miriam Phalen over the 2,225,924 shares owned by Grinberg Partners L.P., and shared voting and investment power with Mr. Fishman over the 80,774 shares owned by the trusts.

(8) The total number of shares of Class A Common Stock beneficially owned by Mr. E. Grinberg includes an aggregate of 563,306 shares held by several trusts for the benefit of Mr. E. Grinberg's siblings and himself. Mr. E. Grinberg is the sole trustee of those trusts and, as such, has sole investment and voting power with respect to the shares held by such trusts. In addition, included in the shares of Class A

         Common Stock reported as beneficially owned by Mr. E. Grinberg are an aggregate of 862,940 shares of Class A Common Stock held by several trusts for the benefit of Mr. E. Grinberg's siblings and himself. Mr.
         E. Grinberg is co-trustee of those trusts with Mr. Andrew Regan and, as co-trustee, has shared investment and voting power with Mr. Regan with respect to the shares of Class A Common Stock held by such trusts. The total number of shares of Class A Common Stock beneficially owned by Mr. E. Grinberg also includes 2,225,924 shares owned by Grinberg Partners L.P., a Delaware limited partnership, of which Grinberg Group Partners, a Delaware general partnership ("GGP"), is the general partner. As the managing partner of GGP, Mr. E. Grinberg has shared power to direct the voting and disposition of the shares owned by Grinberg Partners L.P. Also included in the total number of shares of Class A Common Stock reported as beneficially owned by Mr. E. Grinberg are 15,000 shares owned by the Efraim Grinberg Family Foundation and 100,191 shares owned by The Grinberg Family Foundation, each a non-profit corporation. Mr. E. Grinberg is a member of the board of directors of each of those non-profit corporations and has shared investment and voting control over those shares together with the other members of those boards. The total number of shares of Common Stock owned by Mr. E. Grinberg includes 54,032 shares of Common Stock held under the Company's Employee
         Savings and Investment Plan ("401(k) Plan"), as to which Mr. E. Grinberg, as a co-trustee, has shared investment and voting power, and 82,039 shares of Common Stock held under the Company's Stock Bonus Plan, for which Mr. E. Grinberg is a co-trustee and as to which shares he has shared investment and voting power. The total number of shares of Common Stock owned by Mr. E. Grinberg also includes 859,736 shares of Common Stock which he has the right to acquire by the exercise of options under the Company's 1996 Incentive Stock Plan. Mr. E. Grinberg disclaims beneficial ownership as to the 954,218 shares of Class A Common Stock held by the trusts for the benefit of his siblings of which he is trustee or co-trustee; the 54,032 shares of Common Stock held under the Company's 401(k) Plan (except to the extent of his pecuniary interest in such shares); the 82,039 shares of Common Stock held under the Company's Stock Bonus Plan; and all the shares held by the Efraim Grinberg Family Foundation and The Grinberg Family Foundation.

(9) The total number of shares of Class A Common stock beneficially owned by Mr. G. Grinberg includes 100,191 shares owned by The Grinberg Family Foundation, a non-profit corporation of which Mr. G. Grinberg, his wife and three children are the directors and officers and as to which shares they all have shared investment and voting power. Also included in the total number of shares of Class A Common Stock beneficially owned by Mr. G. Grinberg are 38,000 shares owned by CAP I Partners L.P., a limited partnership of which CAP I Partners LLC is the general partner. Mr. G. Grinberg, as the managing member of CAP I Partners LLC, has the sole power to vote and dispose of the shares owned by CAP I Partners L.P. The total number of shares of Common Stock beneficially owned by Mr. G. Grinberg includes 10,000 shares of Common Stock held by a charitable remainder trust for which Mr. G. Grinberg is a co-trustee together with Mr. Andrew Weiss. Mr. G. Grinberg disclaims beneficial ownership as to the shares of class A Common Stock owned by The Grinberg Family Foundation and by CAP I Partners L.P.

(10) The total number of shares of Common Stock reported as beneficially owned by Mr. Karpovich includes 36,225 shares which he has the right to acquire by the exercise of options under the Company's 1996 Stock Incentive Plan.

(11) The total number of shares of Class A Common Stock beneficially owned by Ms. Miriam Phalen includes 2,225,924 shares owned by Grinberg Partners L.P., a Delaware limited partnership of which Ms. Phalen is a limited partner, and 80,768 shares owned by trusts for the benefit of Ms. Phalen's children, of which trusts Ms. Phalen is the sole trustee. Ms. Phalen has shared voting power with Grinberg Partners L.P., Grinberg Group Partners, a Delaware general partnership (general partner of Grinberg Partners L.P.) and A. Grinberg over the 2,225,924 shares owned by Grinberg Partners L.P., and sole voting and investment power over the 80,768 shares owned by the trusts.

(12) The total number of shares of Common Stock beneficially owned by Mr. Silverstein includes 4,000 shares owned by the Leonard and Elaine Silverstein Family Foundation of which Mr. Silverstein and his wife are the directors and officers and as to which shares they have shared investment and voting power, and 88,646 shares held by a trust of which Mr. Silverstein is trustee and as to which shares he has sole investment and voting power. Mr. Silverstein disclaims beneficial ownership of the shares of Common Stock held by the Leonard and Elaine Silverstein Family Foundation.

(13) Excludes double counting of shares deemed to be beneficially owned by more than one person. Unless otherwise indicated, the individuals named have sole investment and voting power.

PROPOSAL 1 - ELECTION OF DIRECTORS

         Directors hold office until the next annual meeting of shareholders and until the election and qualification of their successors. Under the Company's by-laws, the Board of Directors can change the number of directors comprising the entire Board so long as the number is not less than three. The Board currently consists of nine directors. All of the nominees are members of the present Board of Directors. If any nominee for election to the Board of Directors should be unable to accept nomination or election as a director, which is not expected, your proxy may be voted for a substitute or substitutes designated by the Board of Directors or the number of directors constituting the Board may be reduced in accordance with the Company's by-laws. Directors will be elected by the holders of a plurality of the voting power present in person or represented by proxy and entitled to vote. Abstentions and broker "non-votes" will not be counted for purposes of the election of directors. THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW.

                                                DIRECTOR
                  NAME                  AGE      SINCE      POSITION

           Margaret Hayes Adame         67       1993       Director

           Richard J. Cote              52       2000       Executive Vice
                                                            President and
                                                            Chief Operating
                                                            Officer;
                                                            Director

           Efraim Grinberg              49       1988       President and
                                                            Chief Executive
                                                            Officer; Director

           Gedalio Grinberg             75       1967       Chairman of the
                                                            Board of Directors

           Alan H. Howard               47       1997       Director

           Richard Isserman             72       2005       Director

           Nathan Leventhal             64       2003       Director

           Donald Oresman               81       1981       Director

           Leonard L. Silverstein       85       1975       Director


         There are no family relationships between any of the Company's directors, except for Efraim Grinberg who is the son of Gedalio Grinberg. There are no arrangements between any director and any other person pursuant to which any of them was elected a director.

         MS. HAYES ADAME is the President of Fashion Group International, Inc., a non-profit organization working with the fashion industry, which she joined in March 1993. From 1981 to March 1993, Ms. Hayes Adame was a Senior Vice President and general merchandise manager at Saks Fifth Avenue, a major retailer. She is also a member of the board of directors of International Flavors & Fragrances, Inc.

         MR. COTE joined the Company in January 2000 as Executive Vice President - Finance and Administration. In May 2001 Mr. Cote was promoted to Executive Vice President - Chief Operating Officer. Prior to joining the Company, Mr. Cote worked for Colgate-Palmolive, a consumer goods company, where, from 1998 to 2000, he was Vice President and Chief Financial Officer for U.S. operations, and from 1993 to 1998, he was Vice President and Chief Financial Officer for Asia/Pacific operations.

         MR. E. GRINBERG joined the Company in June 1980 and served as the Company's Vice President of Marketing from February 1985 until July 1986, at which time he was elected to the position of Senior Vice President of Marketing. From June 1990 to October 1995, Mr. E. Grinberg served as the Company's President and Chief Operating Officer and since October 1995 served as the Company's President. In May 2001, Mr. E. Grinberg was elected to the position of President and Chief Executive Officer. Mr. E. Grinberg also serves on the board of directors of Lincoln Center for the Performing Arts, Inc., the American Watch Association and the Jeweler's Fund for Children.

         MR. G. GRINBERG founded the Company's predecessor in 1961 and the Company in 1967. He has been the Chairman of the Board of Directors since then. Mr. G. Grinberg served as the Company's Chief Executive Officer until May 2001.

         MR. HOWARD has been a Managing Director of Greenbriar Equity Group, LLC, a private equity firm which focuses on transportation and transportation related investments since July 2006. Prior to July 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC, an international provider of financial services. He had been with CSFB and its predecessor companies since 1986.

         MR. ISSERMAN was appointed to the Board in June 2005. In his nearly 40 year career with KPMG LLP, Mr. Isserman served as Audit Partner in KPMG's New York office for 26 years. He also led KPMG's real estate audit practice in New York and was a member of the firm's SEC Reviewing Partner's Committee. Mr. Isserman retired from KPMG in June 1995. A licensed New York state CPA, Mr. Isserman also serves as the chairman of the corporate compliance committee and a member of the audit committee for Federation Employment and Guidance Services, a social service agency in New York City.

         MR. LEVENTHAL served as Chief of Staff to Mayor John Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. He currently chairs Mayor Bloomberg's Committee on Appointments and is a Commissioner on the New York City Planning Commission. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program. He currently serves on the boards of a number of equity and fixed income mutual funds managed by the Dreyfus Corporation, an investment advisor. Mr. Leventhal is a former partner of the law firm Poletti Freidin Prashker Feldman & Gartner.

         MR. ORESMAN was Executive Vice President and General Counsel of Paramount Communications, Inc., a publishing and entertainment company, from December 1983 until his retirement in March 1994. Prior to December 1983, Mr. Oresman was engaged in the practice of law as a partner of Simpson Thacher & Bartlett, where he is now Of Counsel.

         MR. SILVERSTEIN has been engaged in the practice of law at Silverstein and Mullens, a division of Buchanan Ingersoll & Rooney, in Washington, D.C., for over 40 years. Mr. Silverstein also serves as Vice President and Director of Tax Management, Inc., a wholly owned subsidiary of BNA, Inc., and a director of Chevy Chase FSB. He is a former Vice Chairman and currently an active honorary trustee of the John F. Kennedy Center for the Performing Arts, Past President of the Alliance Francaise of Washington, formerly President and currently a director of the National Symphony Orchestra Association, Treasurer of the Madison Council of the Library of Congress and President, French-American Cultural Foundation.


THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

         BOARD MEETINGS AND COMMITTEES

         In fiscal 2007, the Board of Directors held 11 meetings. All directors attended at least 75% of the meetings of the Board and of the committees on which they served.

         The Board of Directors  has  three  committees:
             o     Audit
             o     Compensation
             o     Nominating/Corporate Governance.

         The members of the committees and their chairs are selected by the Nominating and Corporate Governance Committee and then appointed by the Board annually. Each committee is comprised entirely of independent directors in accordance with NYSE listing standards. Each committee operates under a written charter which is available at the Company's website at WWW.MOVADOGROUP.COM by clicking on "Investor Center", "Corporate Governance", "Committee Composition" and then the name of the respective committee. Committee charters are also available in print upon the written request of any shareholder. A copy of the charter of the Audit Committee is attached to this proxy statement as Appendix "A". The current committee membership is as follows:

      AUDIT              COMPENSATION            NOMINATING/CORPORATE GOVERNANCE
    COMMITTEE              COMMITTEE                      COMMITTEE
 ----------------        ----------------------  -------------------------------
 Donald Oresman *        Alan H. Howard *             Nathan Leventhal *
 Alan H. Howard          Margaret Hayes Adame         Margaret Hayes Adame
 Richard Isserman        Leonard L. Silverstein       Leonard L. Silverstein
                         Donald Oresman
 * Committee Chair

         AUDIT COMMITTEE

         The Board of Directors believes that each member of the Audit Committee is an "audit committee financial expert" as defined under the rules adopted by the SEC and, therefore, has accounting or related financial expertise in accordance with the NYSE listing standards. The Audit Committee held four meetings in fiscal 2007.

         The principal functions of the Audit Committee are to (i) appoint, approve the compensation of, terminate and oversee the work of the Company's independent auditors; (ii) approve in advance all audit and permissible non-audit services provided to the Company by independent auditors; (iii) review, in consultation with the Company's independent auditors, management and the Company's internal auditors, the Company's financial reporting process, including its internal controls; (iv) review with management and the Company's independent auditors, the Company's annual and quarterly financial statements before the same are publicly filed, and (v) report regularly to the Board with respect to any issues that arise concerning, among other things, the quality or integrity of the Company's financial statements, the performance of the internal audit function, the Company's compliance with legal requirements and the performance and independence of the Company's independent auditors.

         COMPENSATION COMMITTEE

         The Compensation Committee held seven meetings in fiscal 2007. The principal functions of the Compensation Committee are to (i) review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO's performance in light of those goals and objectives and set the CEO's compensation level based on that evaluation; (ii) review and approve compensation levels for executive non-CEO officers and key employees of the Company; (iii) review significant employee benefit programs and (iv) establish and administer executive compensation programs, including bonus plans, stock option and other equity-based programs, deferred compensation plans and any other cash or stock incentive programs.

         For additional information concerning the operation of the Compensation Committee, including the role of outside compensation consultants and management in the process of determining the amount and form of executive compensation, see "Compensation Discussion and Analysis" below.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee was at all times during fiscal year 2007 comprised entirely of independent directors who at no time were executive officers or employees of the Company. Mr. Silverstein, a member of the Committee, is a partner at the law firm of Silverstein & Mullens, a division of Buchanan Ingersoll & Rooney, P.C. That firm rendered legal services to the Company during fiscal 2007 for which it was paid $19,417. The Board of Directors determined that such relationship was immaterial. No executive officer of the Company has ever served as a member of the board of directors or compensation committee of any company whose executive officers include a member of the Board of Directors or the Compensation Committee.

         NOMINATING/ CORPORATE GOVERNANCE COMMITTEE

         The Nominating/Corporate Governance Committee held two meetings in fiscal 2007. The principal functions of the Nominating/Corporate Governance Committee are to (i) identify individuals qualified to become directors, consistent with criteria approved by the Board, and recommend director candidates to the Board of Directors; (ii) develop and recommend corporate governance principles to the Board of Directors; (iii) oversee the adoption of a code of ethics for directors, officers and employees of the Company and assure that procedures are in place for disclosure of any waivers of that code for directors or executive officers; and (iv) facilitate an annual assessment of the performance of the Board and each of its committees.

         IDENTIFYING AND EVALUATING CANDIDATES FOR THE BOARD

         In considering possible candidates to serve on the Board of Directors, the Nominating/Corporate Governance Committee will take into account all appropriate qualifications, qualities and skills in the context of the current make-up of the Board and will consider the entirety of each candidate's credentials. In addition, the Nominating/Corporate Governance Committee will evaluate each nominee according to the following criteria: personal character, accomplishments, integrity, and reputation in the business community; knowledge of the industry in which the Company does business; sound business judgment; leadership ability and capacity for strategic thinking; experience working constructively with others; sufficient time to devote to Board matters; diversity of viewpoints and backgrounds and the absence of any conflict of interest that might interfere with performance as a director.

         Shareholders may recommend director candidates for consideration by the Nominating/Corporate Governance Committee. To have a candidate considered by the Nominating/Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include the following information:

         o The name of the shareholder and evidence of the shareholder's ownership of Company stock, including the number and class of shares owned and the length of time of ownership; and

         o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if nominated by the Board of Directors.

         Each such recommendation must be sent to the Secretary of the Company at Movado Group, Inc., 650 From Road, Paramus, New Jersey 07652 and must be received within the time indicted above on page 3 under "WHEN ARE SHAREHOLDER PROPOSALS DUE FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING?". The Nominating/Corporate Governance Committee will evaluate shareholder recommended director candidates in the same manner as it evaluates director candidates identified by other means.

         CORPORATE GOVERNANCE GUIDELINES

         The Company's Corporate Governance Guidelines and its Code of Business Conduct and Ethics are available on the Company's website at WWW.MOVADOGROUP.COM by clicking on "Investor Center" and then "Corporate Governance". The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are also available in print upon the written request of any shareholder.

         DIRECTOR INDEPENDENCE

         The listing standards of the NYSE require that a majority of the Board of Directors be independent. No director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board of Directors broadly considers all relevant facts and circumstances relative to independence and considers the issue not merely from the standpoint of the director, but also from the viewpoint of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others). In accordance with the NYSE listing standards, the Board has adopted categorical standards of director independence that provide that none of the following relationships will be considered a material relationship that would impair a director's independence:

         o A director who is a director, an executive officer or an employee, or whose immediate family member is a director, an executive officer or an employee, of a company that makes payments to, or receives payments from, the Company for goods or services in an amount which, in any single fiscal year, is less than the greater of $1,000,000 and 2% of such other company's consolidated gross revenues; or

         o A director who serves, or whose immediate family member serves, as an executive, officer, director, trustee or employee of a charitable organization and the Company's discretionary charitable contributions to the organization are less than the greater of $1,000,000 and 2% of that organization's consolidated gross revenues.

         The Board of Directors has determined that all of the members of the Board of Directors, with the exception of those three members who are employees of the Company (namely Messrs. E. Grinberg, G. Grinberg and R. Cote), representing a majority of the entire Board, are independent under the NYSE listing standards and satisfy the Company's categorical standards set forth above.

         In addition, in accordance with the NYSE listing standards, the Board of Directors has determined that the Compensation Committee and Nominating/Corporate Governance Committee are composed entirely of independent directors. The Board of Directors has also determined that each member of the Audit Committee is independent under the applicable rules of the SEC and under the NYSE listing standards.

         EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

         The non-management directors hold regular executive sessions without management at least once each quarter. The chairman of the Nominating/Corporate Governance Committee is designated to chair these executive sessions under the Company's Corporate Governance Guidelines.

         COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Shareholders may communicate directly with the full Board of Directors, the Audit Committee of the Board of Directors or any individual director by sending such communication in writing to the attention of the General Counsel of the Company, 650 From Road, Paramus, NJ 07652. Such communications should indicate to whom they are intended to be directed. All communications received that relate to accounting, internal accounting controls or auditing matters will be referred to the chairman of the Audit Committee unless the communication is otherwise addressed. Parties may communicate anonymously and/or confidentially if they desire. All communications received will be forwarded to the appropriate director or directors.

         DIRECTOR ATTENDANCE AT ANNUAL MEETING

         The Company encourages all of the directors to attend each annual meeting of shareholders. To the extent reasonably practicable, the Company regularly schedules a meeting of the Board of Directors on the same day as the Annual Meeting of Shareholders. All members of the Board of Directors attended the 2006 Annual Meeting of Shareholders.


DIRECTOR COMPENSATION

         No executive officer of the Company receives any additional compensation for serving on the Board of Directors. In fiscal 2007, we paid each director who was not an employee of the Company an annual retainer of $30,000. In addition, in fiscal 2007, we paid the Chair of the Audit Committee an annual fee of $10,000, and the Chairs of the Compensation and Nominating/Corporate Governance Committees an annual fee of $5,000 for service in these capacities. Each committee member was also paid $1,500 for each committee meeting attended, and we reimbursed reasonable out-of-pocket expenses incurred by directors in connection with attending meetings and performing other Board-related services for the Company in accordance with the same policies applicable to our employees generally.

         Also in fiscal 2007, we granted each non-employee director a stock option to purchase 1,500 shares of Common Stock and a stock award for 750 shares of Common Stock under the Company's 1996 Stock Incentive Plan, as amended. The stock option and the stock award each vest on the one year anniversary of the grant date (May 31, 2006). The exercise price of each option is the fair market value of our Common Stock on the date of grant. The option expires ten years from the grant date.

         The following chart shows the cash amounts and the value of other compensation paid to each non-employee director for their service in fiscal 2007:

        ------------------------------------------------------------------------
                                 FEES EARNED OR     STOCK      OPTION
                                  PAID IN CASH     AWARDS(1)    AWARDS(2)  TOTAL
        NAME                          ($)            ($)         ($)        ($)
        ----                       ---------       -----         ---       -----
        (a)                           (b)           (c)          (d)        (h)
        ------------------------------------------------------------------------
        Margaret Hayes Adame        42,000         3,115        7,724     52,839

        Alan H. Howard              51,500         3,115        7,724     62,339

        Richard Isserman            36,000         3,115        7,724     46,839

        Nathan Leventhal            36,500         3,115        7,724     47,339

        Donald Oresman              56,500         3,115        7,724     67,339

        Leonard  L. Silverstein     42,000         3,115        7,724     52,839
        ------------------------------------------------------------------------

(1) Amounts shown do not reflect compensation actually received by the director. Instead, the dollar value of these awards is the compensation cost recognized for financial statement reporting purposes for the fiscal year ended January 31, 2007 in accordance with the provisions of Statement of Financial Accounting Standards No. 123R, "Share-based Payments," ("FAS 123(R)"). Each non-employee director was granted one stock award in fiscal 2007 for 750 shares of the Company's Common Stock, the grant date fair value of which, computed in accordance with FAS 123(R), disregarding the effect of forfeitures, is $9,795. At January 31, 2007 each non-employee director held no other stock awards except this one, unvested stock award.

(2) Amounts shown do not reflect compensation actually received by the director. Instead, the dollar value of these awards is the compensation cost recognized for financial statement reporting purposes for the fiscal year ended January 31, 2007 in accordance with the provisions of FAS 123(R) for grants made in fiscal 2006 and fiscal 2007. A discussion of the relevant assumptions made in the valuations may be found in Notes 1 and 13 to the financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2007. Each non-employee director was awarded one stock option in fiscal 2007 to purchase 1,500 shares of the Company's Common Stock, the grant date fair value of which, calculated in accordance with FAS 123(R), disregarding the effect of forfeitures, is $14,018. At January 31, 2007, the non-employee directors held unexercised options to purchase Company Common Stock, whether or not vested, in the following amounts: Ms. Hayes Adame and Mssrs. Howard, Oresman and Silverstein: 15,000 shares each; and Mssrs. Isserman and Leventhal 3,000 shares each.


EXECUTIVE OFFICERS

         For detailed information concerning Richard Cote, Gedalio Grinberg and Efraim Grinberg, see the listing for each under the heading "Election of Directors" above. The names of the other executive officers of the Company (and their respective ages as of the filing date of this report) are set forth below, together with the positions held by each during the past five years.

                 NAME                  AGE               POSITION
                 ----                  ---               --------
         Eugene J. Karpovich           61        Senior Vice President and Chief
                                                 Financial Officer

         Timothy F. Michno             50        Secretary and General Counsel

         MR. KARPOVICH joined the Company in 1998 as Chief Financial Officer for the Movado brand. From 2000 to 2001 he was Vice President, Financial Planning for the Company. He was promoted to Senior Vice President and Chief Financial Officer in October 2001. Before joining the Company, Mr. Karpovich had been the Chief Financial Officer of the watch company Wittnauer International, Inc., a subsidiary of Westinghouse Electric Corporation, Inc., where he was employed for 23 years.

         MR. MICHNO joined the Company in April 1992 and since then has served as its Secretary and General Counsel. He has been engaged in the practice of law since 1983. Immediately prior to joining the Company and since 1986, he was an associate at the New York firm of Chadbourne & Parke. From 1988 to 1991 he served as a resident outside counsel to Fortune Brands, Inc. (formerly known as American Brands, Inc.), a consumer products company.


EXECUTIVE COMPENSATION

                      COMPENSATION DISCUSSION AND ANALYSIS

ROLE OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors (for purposes of this analysis, the "Committee") is responsible for reviewing and approving annually corporate goals relative to the compensation of the Company's Chief Executive Officer ("CEO"), evaluating the performance of the CEO against those goals and determining the CEO's compensation based on that evaluation. In addition, the Committee also reviews and approves the structure and levels of compensation for the Company's other executive officers and senior management; reviews and approves significant compensation programs generally; and reviews and administers the Company's 1996 Stock Incentive Plan which, as amended and restated, was approved by the shareholders in 2004. Throughout this proxy statement, the individuals who served as the Company's CEO or Chief Financial Officer during fiscal 2007, as well as the other individuals included in the Summary Compensation Table on page 20, are referred to as the "named executive officers".

COMPENSATION PHILOSOPHY AND OBJECTIVES

         The compensation philosophy of the Company, as reflected in its compensation programs in effect during fiscal year 2007, is to attract, retain, motivate and appropriately reward a group of highly qualified individuals who are expected to contribute to the Company's continued success. The Committee believes that the most effective executive compensation programs are those designed to reward the achievement of specific annual and long-term strategic goals set by the Company. These programs closely link executives' interests with those of the Company's shareholders by rewarding performance meeting or exceeding the established goals, with the ultimate objective of enhancing shareholder value.

SETTING EXECUTIVE COMPENSATION

         Based on the foregoing objectives, the Committee has structured the Company's incentive-based annual cash compensation and incentive-based long-term equity compensation to motivate the named executive officers and the Company's other management level employees to achieve the business goals set by the Company and to appropriately reward those executives and managers for achieving such goals. To assist it in evaluating the competitiveness of the Company's executive compensation programs and in setting compensation for fiscal 2007, the Committee engaged Frederic W. Cook & Co., Inc. ("FW Cook"), a nationally recognized executive compensation consulting firm, to conduct a review of the Company's compensation programs for the CEO and the other named executive officers and to analyze the Company's long-term equity incentive plans generally. FW Cook did not receive professional fees from the Company in fiscal 2007 other than in connection with advising the Committee on executive compensation matters.

         FW Cook compared base salary levels, annual cash bonuses and long-term incentive awards paid to the CEO and the other named executive officers in fiscal 2005 and 2006 to data available from a peer group of publicly-traded consumer products companies of similar size in terms of revenue and market capitalization (collectively, the "COMPENSATION PEER GROUP"). The Compensation Peer Group is periodically reviewed and updated by the Committee and consists of companies against which the Committee believes the Company competes for talent. The companies currently comprising the Compensation Peer Group are:

         o   Finlay Enterprises    o   Kenneth Cole     o   Steven Madden
         o   Fossil                o   K-Swiss          o   Tandy Brands
         o   Guess?                o   Oakley               Accessories
         o   Hartmax               o   Perry Ellis

         Recognizing that the Company competes with these and many other, larger companies for top executive-level talent, the Committee sets compensation for the CEO, the other named executive officers and the Company's executive management team generally no lower than the 50th percentile of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group. Variations to this objective may occur as dictated by Company performance, the experience level and performance of the individual and market factors. For example, for certain positions that are particularly important for the Company's ability to achieve its strategic goals and for which the competition for experienced, highly successful executives is especially acute, the Committee targets compensation as high as the 75th percentile.

         In accordance with the Company's compensation philosophy, a significant percentage of total compensation is allocated to incentives. There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Committee reviews all available information including that provided by FW Cook and other third party data gathered by the Company's Human Resources department to determine the appropriate level and mix of incentive compensation.

         The  Committee  makes all  compensation  decisions  in  respect of the compensation awarded to the CEO. The CEO annually reviews the performance of the Chief Operating Officer ("COO") who in turn annually reviews the performance of each other named executive officer (with the exception of the Chairman of the Board). The CEO and COO present their conclusions and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, to the Committee. The Committee considers these recommendations with respect to the compensation of the other named executive officers and other senior executives and, subject to any applicable plan limitations, can exercise its discretion in modifying any recommended adjustments or awards to executives. The Committee also reviews total compensation earned by and awarded to such individual for the prior three years.


FISCAL 2007 EXECUTIVE COMPENSATION COMPONENTS

         For the fiscal year ended January 31, 2007, the principal components of compensation for the named executive officers were:

         o        base salary;

         o        performance-based annual cash compensation;

         o        long-term equity incentive compensation;

         o        retirement and other post-employment benefits; and

         o        perquisites and other benefits

         BASE SALARY

         The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salaries for named executive officers are determined by the Committee for each individual in light of the Committee's assessment of the responsibilities relative to the position under consideration, as well as each individual's background, training, experience and by reference to the competitive marketplace for comparable talent. Annual increases in base salary levels, if warranted, are reviewed with reference to the individual's performance, the performance of the Company as a whole and the prevailing rate of increase in base salary levels generally in the competitive marketplace with respect to similar executive positions. During its review of base salaries for executives, the Committee primarily considers:

         o market data provided by FW Cook and obtained from other third party sources;

         o        internal  review  of  the  executive's   compensation,   both
                  individually and relative to other executive officers; and

         o        individual performance of the executive.

         At its meeting on March 27, 2007, the Committee approved a recommendation by management not to increase the base salaries of the CEO, COO or the Chairman for fiscal 2008, and to increase by 4.0% and 9.1%, respectively, the base salary levels for Mr. Michno and Mr. Karpovich.

         PERFORMANCE-BASED ANNUAL CASH COMPENSATION

         The Company has two plans under which it provides its named executive officers, other executives and key management level employees annual performance-based opportunities for cash bonuses: the Movado Group, Inc. Executive Performance Plan (the "EPP") in which only the named executive officers participate (with the exception of the Chairman, who does not participate in any cash incentive plan), and the Annual Incentive Compensation Plan, in which the remaining bonus-eligible employees (except the named executive officers) participate. Both plans are designed to tie a significant portion of participants' annual cash compensation to the Company's annual financial performance.

         Under the EPP and consistent with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), within 90 days after the beginning of each fiscal year the Committee establishes target and maximum cash incentive levels for the named executive officers that are expressed as a percentage of their respective base salaries. At the same time it sets cash incentive targets, the Committee also establishes an earnings per share objective that must be met before any cash incentive payments can be made under the EPP to any of the named executive officers.

         For fiscal 2007, the Committee set the target cash incentive payments for each of the CEO and COO at 75% of their respective base salaries and set the target payments for Mr. Karpovich and for Mr. Michno at 50% and 30% of their respective base salaries. In addition, the Committee established the maximum cash incentives payable under the EPP to any of the named executive officers at 150% of their target cash incentive amounts. The EPP provides that total cash incentives payable thereunder to all the named executive officers in any year may not exceed $5 million. Please see the "Grants of Plan-Based Awards" table for the threshold, target and maximum cash incentive awards payable to each of the named executive officers in respect of fiscal 2007.

         No cash incentives are paid to any of the named executive officers under the EPP unless the threshold earnings per share objective for the year, as determined by the Committee in or before each April, is achieved. If the Company achieves the earnings per share goal set by the Committee under the EPP, the Committee then assesses the Company's overall financial performance and the named executive officers' individual performance in exercising its discretion to determine the cash incentive actually paid to any of them under the EPP, which may not, in any event, exceed the maximum set at the beginning of the year.

         To assess corporate performance for the fiscal year, the Committee considers the extent to which the Company met the criteria for funding the bonus pool under the Annual Incentive Compensation Plan and the other criteria for measuring corporate performance that are established as financial targets under the Annual Incentive Compensation Plan as part of the annual budgeting process and approved by the Committee at the beginning of each fiscal year.

         In fiscal 2007, the Annual Incentive Compensation Plan provided for 100% funding of the bonus pool if the Company achieved specified earnings per share ("EPS") and return on capital employed ("ROCE") goals for the year. These two funding criteria, weighted 75% for EPS and 25% for ROCE, were aligned with the Company's financial objectives for the fiscal year and were set at levels that the Committee believed were reachable if strong results were achieved. If the EPS goal and the ROCE goal are both met, the bonus pool is 100% funded. If either goal is exceeded, bonus pool funding is increased up to a maximum of 150% of target funding, as illustrated in the following table.

                         GOAL
                      ACHIEVED (%)         POOL FUNDING (%)
                      ------------         ----------------
                           125                      150
                           110                      120
                           105                      110
                           100                      100

Unless the applicable funding goal is met, the Annual Incentive Compensation Plan provides that any funding of the bonus pool based on that goal is entirely within the discretion of the Committee.

         If the bonus pool is funded, the Committee also considers the extent to which the other corporate objectives under the Annual Incentive Compensation Plan have been met in determining final cash incentive amounts, if any, to pay to each named executive officer under the EPP. The Committee has the discretion to decrease or eliminate, but not to increase, the maximum cash incentive payable to each named executive officer under the EPP. In fiscal 2007, the

Committee approved the following corporate performance objectives under the Annual Incentive Compensation Plan.

         o        Net sales;

         o        Operating expenses;

         o        Gross margin (%);

         o        Net income;

         o        Operating cash flow; and

         o        Inventory and accounts receivable.

         The Committee approved these measures and the level at which each was set to ensure an appropriate focus on growth and profitability consistent with the Company's strategic plan. Each measure was set at a level reflecting significant improvement over the corresponding financial results for the prior year and required the successful execution of a number of initiatives to increase efficiency, reduce costs and continue to grow sales in the Company's brands and business units. The degree of improvement varied by individual financial target. Certain targets were set at levels from 11% to 14 % above the prior year's results. The performance target for inventory and accounts receivable was set at a level flat with the prior year's achievement.

         In fiscal 2007 the Company exceeded the earnings per share objective under the EPP and met both the EPS and ROCE goals for bonus pool funding under the Annual Incentive Compensation Plan. Therefore the bonus pool was funded at 100% of target. In addition, the Company met or exceeded substantially all of the other financial metrics under the Annual Incentive Compensation Plan for measuring corporate performance for the year. The named executive officers substantially achieved their individual performance objectives. Therefore the Committee approved the following bonus payments which are also shown in column
(g) of the Summary Compensation Table on page 20.

         ----------------------------------------------------------------------
                              TARGET AS     ACTUAL BONUS    % OF      AMOUNT
                              % OF BASE     AS % OF BASE   TARGET     EARNED ($)
         NAME                   SALARY         SALARY
         ----------------------------------------------------------------------
         Efraim Grinberg         75           71.25          95      675,000
         ----------------------------------------------------------------------
         Richard Cote            75           71.25          95      410,000
         ----------------------------------------------------------------------
         Eugene Karpovich        50           47.50          95      131,000
         ----------------------------------------------------------------------
         Timothy Michno          30           30.00        100         90,000
         ----------------------------------------------------------------------

         In March 2007, the Committee approved the earnings per share objective and the cash incentive targets under the EPP, and the EPS and ROCE goals for bonus pool funding and the other performance criteria under the Annual Incentive Compensation Plan for fiscal 2008. The Committee retained the same 75%/25% weighting of the EPS and ROCE goals and substantially the same additional measures of corporate performance because it believes that those objectives and the relative significance given to each of them are the most effective way to focus the executive officers and key management of the Company to achieve specific financial results linked most closely with increasing shareholder value. The target levels at which the corporate performance goals were set for fiscal 2008 again reflect significant improvement in both growth and profitability, with certain targets representing an improvement of from approximately 7.0 % to 13.5 % compared to actual performance for fiscal 2007.

         LONG-TERM EQUITY INCENTIVE COMPENSATION

         STOCK INCENTIVE PLAN

         Stock ownership is a key element of the Company's compensation program. Under the Company's 1996 Stock Incentive Plan, which was amended, restated and approved by the shareholders in 2004 (the "SIP"), the Committee generally makes long term equity grants to executive officers and senior and mid-level management employees at its regularly scheduled meeting each March. Beginning in fiscal 2008, the Committee has determined to make all such grants at its first regular meeting held approximately 30 days after the release of the Company's fourth quarter and year-end earnings.

         Under the SIP, the Committee may grant participants shares of the Company's Common Stock, restricted stock, share units, stock options, stock appreciation rights, performance units and/or performance bonuses. In granting these awards, the Committee may establish any conditions or restrictions it deems appropriate. Most grants under the SIP were in the form of stock options until March 2003. At that time, the Committee decided to utilize primarily stock awards for most grants and to use stock options primarily for grants to certain newly hired and/or newly promoted employees and to the CEO and the COO. The Committee believes that for the CEO and the COO stock options are an effective means to closely tie individual performance directly to that of the Company's stock price since the options (unlike stock awards which will have some value upon vesting even if the price of the Company's stock has declined since the date of grant) will have no value unless the Company's share price has increased from the date of grant. Option grants to the CEO and COO last year are reflected on the Summary Compensation table on page 20 and the Grants of Plan Based Awards table on page 22. Newly hired and promoted employees who receive options are granted them by the Committee either prospectively, effective on the specified date of their hire or the date of their promotion, or after their hiring or promotion on the next regularly scheduled meeting date of the Committee.

         The Committee grants stock awards and stock options based on market data obtained by FW Cook and the Company's Human Resources department. Award levels vary among participants and generally reflect the position held by the grantee, contributions made by the person in the prior fiscal year as well as expectations of future contributions. For certain newly hired employees, the Committee may also take into account any equity compensation that the individual is forfeiting from his or her former position in determining equity grant amounts. Both option and stock grants are designed to retain executive officers and management level employees by generally vesting either entirely on the third anniversary of the grant date (in the case of stock awards) or incrementally over three years from the grant date (in the case of options). Options and stock awards also encourage recipients to focus on enhancing shareholder value over the long term by directly aligning the grantee's financial interests with the interests of the Company's shareholders. All options granted under the SIP have an exercise price equal to or greater than the fair market value of the Company's common stock on the grant date.

         Last year, as part of its engagement by the Committee to review and make recommendations with respect to the Company's long-term incentive grant practices, FW Cook supported management's recommendation to replace the use of time-vesting restricted stock for the Company's senior executives with performance awards. Accordingly, the Committee limited the grant of annual stock awards at its regular March 2006 meeting to the Company's middle management and did not make any equity grants to executives at that time. After consideration of the issue and the recommendations made by FW Cook and review of a proposed long-term incentive plan, the Committee adopted in May 2006 a long-term equity incentive program under the SIP.


         LONG-TERM INCENTIVE PLAN

         Under the Executive Long-Term Incentive Plan (the "LTIP") adopted by the Committee on May 31, 2006, key employees of the Company (currently approximately 40 executives worldwide) were granted "Performance Share Units" by the Committee for the three-year performance period ending January 31, 2009. Each Performance Share Unit represents the right to receive a share of Common Stock if the predetermined performance goal is satisfied in the applicable three-year period ("Award Period"). Under the LTIP, Performance Share Units vest based upon the Company's achievement of a specified operating margin (calculated as operating profit / net sales) for the final fiscal year in the Award Period (the "Performance Goal"). The Committee established operating margin as the performance goal to support the Company's strategic plan of increasing profitability. At its meeting on April 30, 2007, the Committee granted Performance Share Units to the named executive officers and certain other key employees and established the Performance Goal for the Award Period ending January 31, 2010.

         The objectives of the LTIP are to:

         o Link compensation directly to the achievement of specific corporate goals, namely improvement of operating margin;

         o Utilize best competitive practices in executive compensation to attract, retain and motivate key employees; and

         o        Enhance  the  connection  between  the  Company's   operating
                  performance, creation of shareholder value and long-term executive compensation.

         The actual number of shares of Common Stock earned by a participant is based on the Company's actual performance at the end of the Award Period relative to the Performance Goal and can range from 0% to 150% of the target award. No participant receives any Performance Share Units unless at least 89.5% of the Performance Goal (threshold performance) is achieved. Depending on the extent to which the Performance Goal is achieved, up to 50% of the shares of Common Stock equal to the target Award will be distributed within 75 days after the completion of the Award Period and the remainder of the earned shares will be distributed on the second anniversary of the completion of the Award Period. Participants must be employed at the completion of the Award Period to receive any shares. The amount deferred to the second anniversary is subject to forfeiture only in the event of the participant's voluntary resignation or termination of the participant's employment for cause. A pro-rata payout will be made for "retirement" (as defined in the LTIP), permanent disability (as determined by the Committee) or death occurring during the Award Period based on actual performance at the end of the Award Period.

         For further discussion of dividend rights and vesting of the Performance Share Units in the event of a change in control, see the discussion following the Grants of Plan-Based Awards table below. LTIP grants to the named executive officers in fiscal 2007 are reflected in the Summary Compensation table on page 20 and the Grants of Plan-Based Awards table on page 22.


         RETIREMENT AND POST EMPLOYMENT BENEFITS

         401(K) PLAN

         All employees in the United States including the named executive officers are eligible to participate in the Company's Employee Savings and Investment Plan ("401(k) Plan"). In addition, the named executive officers as well as certain other executives selected by the Committee are eligible to participate in the Deferred Compensation Plan for Executives.

         DEFERRED COMPENSATION PLAN

         The Company's Deferred Compensation Plan for Executives ("DCP") was originally adopted effective June 1, 1995, and was approved by the Company's shareholders on June 14, 1996. It was amended most recently at the annual shareholders meeting in 2004 to extend its term through June 17, 2014. The plan is designed to offer retirement benefits to the named executive officers, senior management and key employees, consistent with overall market practices to attract and retain the talent needed in the Company. Under the DCP, participants may defer up to 10% of their base salary annually and the Company will credit to the account of each participant a matching contribution in an amount equal to one hundred percent of the salary deferral up to a maximum match equal to either 10% (for "group I" participants) or 5% (for "group II" participants) of the participant's base salary. Twenty percent of the Company's matching contribution is in the form of rights to Common Stock vesting ratably in annual installments over five years. Participants may direct the investment of amounts in their accounts (other than rights to Common Stock) among investment funds that are made available to them under the plan. Those funds and their returns for calendar year 2006 are shown on page 25 under NONQUALIFIED DEFERRED COMPENSATION.

         Further information regarding the participation by the named executive officers in the DCP is discussed in further detail under the heading NONQUALIFIED DEFERRED COMPENSATION on page 24.

         SEVERANCE AGREEMENTS

         The Company has severance agreements with Mr. Cote, Mr. Karpovich and Mr. Michno. Under the agreement with Mr. Cote, he will continue to be paid his then current base salary for 24 months after the termination of his employment following a change in control unless termination was by the Company for cause (or as a result of his death or disability) or was voluntary by Mr. Cote without good reason. Under their agreements, Mr. Karpovich and Mr. Michno will each continue to be paid their then current base salary plus costs for COBRA coverage for up to 12 months if the Company terminates their employment without cause. For a detailed description of the agreements between the Company and each of Mr. Cote, Mr. Karpovich and Mr. Michno, please refer to the discussion under the heading "Severance Agreements" on page 26.

         PERQUISITES AND OTHER BENEFITS

         As part of providing a competitive executive compensation program, the Company provides the CEO, COO and Chairman of the Board with certain perquisites that the Company and the Committee believe are reasonable and consistent with its overall compensation program. The Committee reviews annually the levels of perquisites provided to these named executive officers.

         The Company reimburses the CEO and COO for certain automobile related expenses incurred by them in connection with their commuting to the Company's offices and pays directly for similar commuting expenses for the Chairman of the Board, including the cost of a driver on an as-needed basis.

         The Company has purchased life insurance policies insuring both the CEO and the Chairman of the Board and pays the premiums for that insurance. Under this arrangement, the named insureds are entitled to the cash surrender value in respect of these life insurance policies and their respective beneficiaries are entitled to the applicable death benefits without, in either event, reimbursement to the Company.

         Under a Death and Disability Benefit Plan agreement with Mr. G. Grinberg, dated September 23, 1994, in the event of Mr. G. Grinberg's death or disability while employed by the Company, the Company will pay to his spouse, if she is then living, an annual benefit equal, as of fiscal 2007, to $380,474 (increased October 1 each year by an amount equal to two percent of the benefit that would have been payable in the prior year). Benefits are payable for the lesser of 10 years or the life of Mr. G. Grinberg's spouse, and are payable only from the general assets of the Company. Neither Mr. G. Grinberg nor his spouse may assign the agreement or any of the benefits payable thereunder and none of the benefits are payable to the estates or any of the heirs of Mr. G. Grinberg or his spouse. The agreement provides that it automatically terminates in the event of the termination of Mr. G. Grinberg's employment with the Company for any reason other than his death or disability. For purposes of the agreement "disability" means the inability of Mr. G. Grinberg to perform the duties pertaining to his job because of accident, sickness or other illness as determined by a majority of disinterested directors.

         Attributed costs of the perquisites described above for the named executive officers for the fiscal year ended January 31, 2007, are included in column (i) of the Summary Compensation Table on page 20.


TAX AND ACCOUNTING IMPLICATIONS

         DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under the management incentive plans are generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that may not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

         NONQUALIFIED DEFERRED COMPENSATION

         On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. While the final regulations have not become effective yet, the Company believes it is operating in good faith compliance with the statutory provisions which were effective January 1, 2005.

         ACCOUNTING FOR STOCK-BASED COMPENSATION

         Beginning on January 1, 2006, the Company began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R). The Committee considers the expense implications of the equity compensation awards in determining the aggregate annual award levels.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's Annual Report on Form 10-K for the year ended January 31, 2007.

THE COMPENSATION COMMITTEE
Alan H. Howard, Chairman           Donald Oresman
Margaret Hayes Adame               Leonard L. Silverstein

SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table sets forth information about the compensation paid in respect of fiscal 2007 by the Company to the CEO, the Chief Financial Officer (the "CFO") and the three other most highly compensated executive officers of the Company (the "named executive officers").

----------------------------------------------------------------------------------------------------------------------------------
        (a)                  (b)     (c)       (d)      (e)       (f)        (g)           (h)             (i)               (j)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        CHANGE IN
                                                                                       PENSION VALUE
                                                                          NON-EQUITY   AND NONQUALI-
                                                                           INCENTIVE   FIED DEFERRED
                                    SALARY             STOCK    OPTION      PLAN      COMPENSATION      ALL OTHER
    NAME AND                        ($)(1)   BONUS    AWARDS    AWARDS  COMPENSATION    EARNINGS       COMPENSATION        TOTAL
PRINCIPAL POSITION          YEAR              ($)     ($)(2)    ($)(2)      ($)(3)          ($)            ($)              ($)
----------------------------------------------------------------------------------------------------------------------------------
Efraim Grinberg,            2007   941,346     -      97,013   342,989     675,000          -           148,588 (4)     2,204,936
 President and Chief
 Executive Officer

Eugene J. Karpovich         2007   270,674     -                19,530     131,000          -           22,500 (5)        509,558
 Senior Vice President,                               65,854
 Chief Financial Officer

Gedalio Grinberg ,          2007   650,000     -           0         0           0          -           492,625 (6)     1,142,625
 Chairman of the Board

Richard Cote, Executive     2007   566,346     -     231,893   178,750     410,000          -            70,501 (7)     1,457,490
 Vice President, Chief
 Operating Officer

Timothy F. Michno           2007   295,672     -      23,435    26,040      90,000          -            23,150 (8)       458,297
 Secretary and General
 Counsel
----------------------------------------------------------------------------------------------------------------------------------

(1) Salary amounts include amounts deferred at the election of the executive under the Company's DCP and under the 401(k) plan. Amounts deferred to the DCP are also shown in the Nonqualified Deferred Compensation table.

(2) Amounts shown do not reflect compensation actually received by the named executive officers. Instead the dollar value of these awards is the compensation cost recognized for financial statement reporting purposes for the fiscal year ended January 31, 2007 in accordance with the provisions of FAS 123(R), but excluding any estimate of future forfeitures and reflecting the effect of any actual forfeitures. These compensation costs reflect equity awards granted in and prior to fiscal year 2007. See Notes 1 and 13 of the consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2007 regarding the assumptions underlying the valuation of equity awards.

(3) Annual incentive payments for the named executive officers under the EPP based on the Company's performance in fiscal 2007. See "Compensation Discussion and Analysis - Performance-Based Annual Cash Compensation" on page 15.

(4) Includes a taxable car allowance and automobile insurance reimbursement of $22,129 and reimbursement of automobile fuel expenses. Includes $30,454 for premiums paid in respect of certain life insurance policies purchased for Mr. E. Grinberg by the Company. Under his arrangement with the Company, Mr. E. Grinberg is entitled to the cash surrender value in respect of certain of these life insurance policies and his beneficiaries are entitled to the applicable benefit without, in either event, reimbursement to the Company of any premiums paid by the Company under such policies. Also includes a $3,400 matching contribution made by the Company for the account of Mr. E. Grinberg under the Company's 401(k) Plan and a matching cash contribution of $72,000 and a non-cash contribution of 723 phantom stock units valued at $18,000 (based on the closing prices of the Company's Common Stock on the grant dates) for fiscal 2007 to his account under the DCP. These matching contributions under the DCP are included in the Nonqualified Deferred Compensation table, below.

(5) Includes a taxable car allowance of $6,600. Also includes a $3,400 matching contribution made by the Company for the account of Mr. Karpovich under the Company's 401(k) Plan and a matching cash contribution of $10,000 and a non-cash contribution of 100.57 phantom stock units valued at $2,458 (based on the closing prices of the Company's Common Stock on the grant dates) for fiscal 2007 to his account under the DCP. These matching contributions under the DCP are included in the Nonqualified Deferred Compensation table, below.

(6) Includes $73,510 in payments made by the Company for the lease, garaging, insurance and maintenance of an automobile and charges for a driver. Of that amount, $63,933 was taxable to Mr. G. Grinberg in calendar year 2006. Also includes $200,715 in premiums paid in respect of certain life insurance policies and one travel accident policy purchased for Mr. G. Grinberg by the Company. Under his arrangement with the Company, Mr. G. Grinberg is entitled to the cash surrender value under these policies and his beneficiary is entitled to the applicable benefit without, in either event, reimbursement to the Company of any premiums paid by the Company under such policies. Also includes a $3,400 matching contribution made by the Company for the account of Mr. G. Grinberg under the Company's 401(k) Plan and a matching cash contribution of $52,000 and a non-cash contribution of 521.190 phantom stock units valued at $13,000 (based on the closing prices of the Company's Common Stock on the grant dates) made by the Company for fiscal 2007 to Mr. G. Grinberg's account pursuant to the DCP. These matching contributions under the DCP are included in the Nonqualified Deferred Compensation table, below. Also includes $150,000 accrued by the Company in respect of a Death and Disability Benefit Plan agreement with Mr. G. Grinberg. See "Certain Relationships and Related Transactions" below.

(7) Includes a taxable car allowance and automobile insurance reimbursement of $12,787 and reimbursement of automobile fuel expenses. Also includes a $3,400 matching contribution made by the Company for the account of Mr. Cote under the Company's 401(k) Plan and a matching cash contribution of $42,000 and a non-cash contribution of 422.33 phantom stock units valued at $10,500 (based on the closing prices of the Company's Common Stock on the grant dates) for fiscal 2007 to his account under the DCP. These matching contributions under the DCP are included in the Nonqualified Deferred Compensation table, below.

(8) Includes a taxable car allowance of $6,000. Also includes a $3,400 matching contribution made by the Company for the account of Mr. Michno under the Company's 401(k) Plan and a matching cash contribution of $11,000 and a non-cash contribution of 107.68 phantom stock units valued at $2750 (based on the closing prices of the Company's Common Stock on the grant dates) for fiscal 2007 to his account under the DCP. These matching contributions under the DCP are included in the Nonqualified Deferred Compensation table, below.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2007

---------------------- ---------------------------------------------------------------------------------------------------------
                                                                                      ALL OTHER
                                                                                       OPTION     EXERCISE               GRANT
                                                                                       AWARDS:    OR BASE    CLOSING   DATE FAIR
                                                                                      NUMBER OF    PRICE      MARKET   VALUE OF
                                                                                      SECURITIES     OF      PRICE ON  STOCK AND
                         ESTIMATED POSSIBLE PAYOUTS            ESTIMATE FUTURE        UNDERLYING   OPTION     DATE OF  OPTION
             GRANT            UNDER NON-EQUITY               PAYOUTS UNDER EQUITY      OPTIONS     AWARDS      GRANT   AWARDS
    NAME     DATE          INCENTIVE PLAN AWARDS             INCENTIVE PLAN AWARDS      ( #)       ($/SH)     ($/SH)     ($)
                                                                                                                (3)
---------- ----------- -------------------------------- ------------------------------ --------  ---------  ---------  ---------
     (a)      (b)      (c)          (d)           (e)        (f)        (g)     ( h)     (j)        (k)                  (l)
---------- ----------- -------------------------------- ------------------------------ --------  ---------  ---------  ---------
                       THRESHOLD    TARGET      MAXIMUM   THRESHOLD  TARGET    MAXIMUM
                        ($)(1)      ($)(1)      ($)(1)     ($)(2)    ($)(2)    ($)(2)
---------- ----------- -------------------------------- ------------------------------ --------  ---------  ---------  ---------
Efraim                   0         712,500    1,068,750
Grinberg    05/31/06                                       15,000    30,000     45,000                                  545,700
            05/31/06                                                                    50,000      18.41     18.69     326,500

Eugene                   0         137,500      206,250
Karpovich   05/31/06                                        3,000     6,000      9,000                                  109,140

Gedalio            -     -               -            -         -       -            -       -          -         -           -
Grinberg(4)

Richard                  0         431,250      646,875
Cote        05/31/06                                       11,250    22,500     33,750                                  409,275
            05/31/06                                                                    30,000      18.41     18.69     195,900

Timothy                   0         90,000      120,000
Michno      05/31/06                                        1,000     2,000      3,000                                   36,380
--------------------------------------------------------------------------------------------------------------------------------

   (1) Includes annual cash incentive opportunities for the named executive officers in fiscal 2007 under the Company's EPP. See "Compensation Discussion and Analysis - Fiscal 2007 Executive Compensation Components - Performance Based Annual Cash Compensation" on page 15.

   (2) Reflects Performance Share Units, each of which represents the right to receive a share of Common Stock if the predetermined performance goal under the Company's LTIP is met in fiscal 2009. The LTIP is discussed on page 17 under "Compensation Discussion and Analysis - Fiscal 2007 Executive Compensation Components - Long-Term Equity Incentive Compensation". See also the discussion following this table for more information regarding the Performance Share Units

   (3) All stock options granted under the Company's SIP have an exercise price equal to or greater than the fair market value of the Company's Common Stock on the grant date. Prior to December 5, 2006, the SIP defined "fair market value" on any date as the mean between the highest and lowest sale prices of the Company's Common Stock as reported on the NYSE on the last business day immediately prior to that date. The Board of Directors amended this definition on December 5, 2006 so that "fair market value" now means the closing price of the Company's Common Stock on the grant date. The options granted to Mr.
         E. Grinberg and to Mr. Cote in fiscal 2006 vest in equal increments over three years beginning on the first anniversary of the grant date and expire on the tenth anniversary of the grant date.

   (4) Mr. G. Grinberg was not a participant in any of the Company's incentive plans in fiscal 2007.

         Each Performance Share Unit, reflected in columns (f), (g) and (h) in the Grants of Plan-Based Awards table above, is credited with dividend equivalents equal to the dividends paid on one share of Common Stock during the three-year Award Period and the subsequent two-year mandatory deferral period. Dividend equivalents are in the form of phantom stock units, with each unit representing one share of Common Stock. The number of shares of Common Stock underlying the phantom stock units will be distributed at the same time as the distribution of earned shares in respect of the Performance Share Units.

         Upon the occurrence of a "Change in Control" (as defined in the SIP), all or a portion of the Performance Share Units awarded will be converted on a one-for-one basis to time-based phantom stock units without pro-ration based on the chart below, vesting at the end of the Award Period. Upon vesting, one share of Common Stock will be distributed for each phantom stock unit not previously forfeited. The number of Performance Share Units that are converted into time-based phantom stock units depends on the time during an Award Period when the Change in Control occurs as follows:

             TIME OF THE CHANGE IN CONTROL        SHARES CONVERTED BASED ON:
             -----------------------------        --------------------------

             Months 1 through 12                  Threshold performance (89.5%)

             Months 13 through 24                 Target performance (100%)

             Months 25 through 36                 Actual performance to date

If a participant's employment is terminated without cause within 24 months after the Change in Control, any unvested phantom stock units will become immediately vested and payable. Any Performance Share Units not converted will be forfeited.

OUTSTANDING EQUITY AWARDS AT FISCAL 2007 YEAR-END

------------------------------------------------------------------------------------------------------------------------------------
                                        OPTION AWARDS                                                STOCK AWARDS
------------------------------------------------------------------------------------------------------------------------------------
      (a)          (b)          (c)          (d)           (e)          (f)        (g)           (h)             (i)            (j)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            EQUITY
                                                                                                                           INCENTIVE
                                                                                                                            PLAN
                                                                                                           EQUITY           AWARDS:
                                            EQUITY                                                        INCENTIVE        MARKET OR
                                           INCENTIVE                                                        PLAN             PAYOUT
                                             PLAN                                                          AWARDS:          VALUE OF
                                            AWARDS:                                         MARKET        NUMBER OF        UNEARNED
                            NUMBER OF      NUMBER OF                          NUMBER OF    VALUE OF       UNEARNED          SHARES,
              NUMBER OF    SECURITIES     SECURITIES                          SHARES OR    SHARES OR    SHARES, UNITS      UNITS OR
             SECURITIES    UNDERLYING     UNDERLYING                          UNITS OF     UNITS OF       OR OTHER          OTHER
             UNDERLYING    UNEXERCISED    UNEXERCISED   OPTION               STOCK THAT     STOCK        RIGHTS THAT        RIGHTS
             UNEXERCISED   OPTIONS (#)     UNEARNED    EXERCISE    OPTION     HAVE NOT       THAT          HAVE NOT       THAT HAVE
             OPTIONS (#)  UNEXERCISABLE    OPTIONS      PRICE    EXPIRATION    VESTED      HAVE NOT         VESTED        NOT VESTED
NAME         EXERCISABLE        (1)          (#)         ($)        DATE       (2)(#)       VESTED($)       (3)(#)           ($)
------------------------------------------------------------------------------------------------------------------------------------
Efraim          100,000                        -         14.87    5/19/08           -            -          15,000         430,500
Grinberg        100,000                                  12.00    3/30/09
                303,898                                  15.02    3/16/11
                 94,962                                  15.57    3/16/11
                177,542                                  18.48    3/16/11
                 33,334        66,666                    18.34    3/22/15
                               50,000                    18.41    5/31/16
------------------------------------------------------------------------------------------------------------------------------------
Eugene           14,000                        -          9.73    3/11/12       7,500      215,250           3,000          86,100
Karpovich        15,000                                  12.50    3/11/12
                  1,312                                  11.92    3/16/11
                  1,974                                  14.36    3/16/11
                  3,233                                  18.48    3/16/11
                    706                                  18.48    3/16/11
                               15,000                    14.05    8/27/14
------------------------------------------------------------------------------------------------------------------------------------
Richard         400,000                        -         10.50    1/06/10      30,000      861,000          11,250         322,875
Cote             60,000                                   4.25    5/17/10
                173,882        33,333                    15.57    3/16/11
                 16,667        30,000                    18.34    3/22/15
                                                         18.41    5/31/16
------------------------------------------------------------------------------------------------------------------------------------
Gedalio               -             -          -             -          -           -            -               -               -
Grinberg
------------------------------------------------------------------------------------------------------------------------------------
Timothy               0        20,000          -         14.05    8/27/14       2,780       79,786           1,000          28,700
Michno
------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. E. Grinberg's remaining unvested option to purchase 66,666 shares of Common Stock will become exercisable with respect to 33,333 shares on March 22, 2007 and 33,333 shares on March 22, 2008. His unvested option to purchase 50,000 shares of Common Stock becomes exercisable with respect to 16,667 shares on May 31, 2007; 16,667 shares on May 31, 2008, and 16,666 shares on May 31, 2009. Mr. Karpovich's unvested option to purchase 15,000 shares of Common Stock becomes exercisable with respect to 5,000 shares on each August 27 in 2007, 2008 and 2009. Mr. Cote's remaining unvested option to purchase 33,333 shares of Common Stock becomes exercisable with respect to 16,667 shares on March 22, 2007 and 16,666 on March 22, 2008. Mr. Michno's unvested option to purchase 20,000 shares of Common Stock becomes exercisable with respect to 6,667 shares on August 27, 2007, 6,667 shares on August 27, 2008 and 6,666 shares on August 27 2009.

(2) Represents unvested stock awards granted under the Company's Stock Incentive Plan which is discussed on page 16 under "Compensation Discussion and Analysis - Fiscal 2007 Executive Compensation Components - Long-Term Equity Incentive Compensation". The awards vest on April 8, 2007 and April 8, 2008 as follows:

                 NAME                 APRIL 8, 2007       APRIL 8, 2008
                 ----                 -------------       -------------
                 Mr. Karpovich         4,000 shares         3,500 shares

                 Mr. Cote             20,000 shares        10,000 shares

                 Mr. Michno            1,580 shares         1,200 shares

(3) Reflects Performance Share Units, each of which represents the right to receive a share of Common Stock if the predetermined performance goal under the Company's Long-Term Incentive Plan is met in fiscal 2009. The Long-Term Incentive Plan is discussed on page 17 under "Compensation Discussion and Analysis - Fiscal 2007 Executive Compensation Components - Long-Term Equity Incentive Compensation". If the performance goal is met, shares of Common Stock equal to one-half of the number of Performance Share Units earned will be issued within 75 days after January 31, 2009; and shares of Common Stock equal to the remaining number of Performance Share Units earned will be issued on January 31, 2011 unless, before that date, the award recipient has voluntarily resigned or his employment has been terminated for cause.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2007

 ------------------------------------------------------------------------------ --------------------------------
                                                  OPTION AWARDS                           STOCK AWARDS
 ------------------------------------------------------------------------------ --------------------------------
           (a)                        (b)                   (c)                    (d)                 (e)
 ------------------------------------------------------------------------------ --------------------------------
                               NUMBER OF SHARES        VALUE REALIZED       NUMBER OF SHARES      VALUE REALIZED
                             ACQUIRED ON EXERCISE       ON EXERCISE       ACQUIRED ON VESTING       ON VESTING
           NAME                       (#)                 ($)(1)                 (#)                  ($)(2)
 ------------------------------------------------------------------------------ --------------------------------
 Efraim Grinberg                   75,000                1,246,500                    0                      0
 ------------------------------------------------------------------------------ --------------------------------
 Eugene Karpovich                  14,000                  177,000                7,000                137,690
 ------------------------------------------------------------------------------ --------------------------------
 Gedalio Grinberg                       0                        0                    0                      0
 ------------------------------------------------------------------------------ --------------------------------
 Richard Cote                           0                        0                    0                      0
 ------------------------------------------------------------------------------ --------------------------------
 Timothy Michno                         0                        0                2,400                 47,208
 ------------------------------------------------------------------------------ --------------------------------

(1) For Mr. E. Grinberg this amount represents the difference between the market price of the Common Stock on the date of option exercise and the exercise price of the option. For Mr. Karpovich who sold the 14,000 shares immediately upon acquiring them this amount represents the difference between the sale price of the shares and the exercise price of the options.

(2) Values represent the mathematical product resulting from multiplying the number of shares vesting by the market price of the shares on the vesting date.


NONQUALIFIED DEFERRED COMPENSATION

         Under the Company's DCP, participants may defer up to 10% of their base salary annually and the Company will credit to the account of each participant a matching contribution in an amount equal to the salary deferral, up to a maximum match of either 10% or 5% of the participant's base salary (depending on whether the participant is included in group I or group II). Of the named executive officers, Mr. E. Grinberg, Mr. G. Grinberg and Mr. Cote are in group I and Mr. Karpovich and Mr. Michno are in group II. Deferral elections must be made no later than December 31 of the year before the year in which the salary will be deferred. Twenty percent of the Company's matching contribution is made in the form of rights to the Company's Common Stock representing the number of shares (including fractional shares) of Common Stock that the matching contribution could purchase based upon the New York Stock Exchange's closing price of the stock on the date when the matching contribution is made. Matching contributions are made on the last business day of each calendar quarter. Participants may direct the investment of amounts in their accounts (other than rights to Common Stock) among investment funds that are made available to them under the plan. The table below shows the funds available under the DCP and their annual rate of return for calendar 2006 as reported by the plan administrator.

           ---------------------------------------------------------------
                    NAME OF FUND RATE OF RETURN
                                                                    (%)
           ---------------------------------------------------------------
           Fidelity Advisor Treasury                                4.37
           ---------------------------------------------------------------
           Evergreen Adjustable Rate A                              4.45
           ---------------------------------------------------------------
           Pioneer High Yield A                                    10.60
           ---------------------------------------------------------------
           Oppenheimer Balanced N                                   9.82
           ---------------------------------------------------------------
           Fidelity Advisor Equity Income T                        16.83
           ---------------------------------------------------------------
           Oppenheimer Main Street N                               14.56
           ---------------------------------------------------------------
           American Funds Growth Fund of America R3                10.62
           ---------------------------------------------------------------
           Fidelity Advisor Value Strategies T                     15.62
           ---------------------------------------------------------------
           Baron Small Cap                                         11.83
           ---------------------------------------------------------------
           First Eagle Overseas A                                  22.29
           ---------------------------------------------------------------
           Oppenheimer Global Opportunities                        10.65
           ---------------------------------------------------------------

         A participant's salary deferrals and any earnings on those deferrals are immediately vested. Company matching contributions and any discretionary contributions vest at the rate of 20% per year as long as the participant remains employed by the Company. A participant who attains the age of 65 or whose employment terminates due to death or disability automatically vests in all amounts in such participant's account. A participant whose employment terminates for other reasons forfeits unvested amounts. If there is a "change in control" (as defined in the DCP) of the Company, all amounts attributable to matching contributions (but not discretionary Company contributions) become fully vested on the date of such change in control.

         Distributions from the DCP commence in the January following termination of the participant's employment, unless such termination was less than six months before January 1, in which case distributions commence the next following January 1. Benefits, including shares of Company Common Stock, are paid in 10 annual installments unless (i) the Company determines to pay the benefits in a lump sum or (ii) a participant who is a former employee provides services to a competitor within two years following termination of employment, in which case all remaining benefits will be paid to the participant in a lump sum. Rights to Common Stock are distributed by the Company issuing to the participant or to his or her beneficiary the number of shares of Common Stock equal to the number of full shares then credited in such participant's account. Any credited dividend amounts and any fractional shares are paid in cash.

         The following table shows the deferrals made by the named executive officers and the contributions made by the Company under the DCP in fiscal 2007.

NONQUALIFIED DEFERRED COMPENSATION IN FISCAL 2007

     ----------------------------------------------------------------------------------------------------------------
            (a)                      (b)               (c)               (d)               (e)                (f)
     ----------------------------------------------------------------------------------------------------------------
                                 EXECUTIVE          REGISTRANT         AGGREGATE        AGGREGATE         AGGREGATE
                                CONTRIBUTIONS      CONTRIBUTIONS      EARNINGS IN     WITHDRAWALS/        BALANCE AT
          NAME                 IN LAST FY ($)(1)  IN LAST FY ($)(2)   LAST FY ($)     DISTRIBUTIONS ($)   LAST FY ($)
     ----------------------------------------------------------------------------------------------------------------
     Efraim Grinberg               90,000             90,000           364,009                0          2,680,922
     ----------------------------------------------------------------------------------------------------------------
     Eugene Karpovich              12,500             12,500            26,073                0            227,274
     ----------------------------------------------------------------------------------------------------------------
     Gedalio Grinberg              65,000             65,000           487,893                0          3,250,975
     ----------------------------------------------------------------------------------------------------------------
     Richard Cote                  52,500             52,500           332,735                0          2,645,937
     ----------------------------------------------------------------------------------------------------------------
     Timothy Michno                13,750             13,750            45,521                0            347,602
     ----------------------------------------------------------------------------------------------------------------

(1) The amounts reported in this column are also reported as compensation to the named executive officer in column (i) of the Summary Compensation table on page 20.

(2) The Company's matching contribution to each named executive officer consisted of cash and phantom stock units, each representing the right to one share of Common Stock, in the amounts and values as follows. Share values are based on the closing prices of the Common Stock on the grant dates.

                                      CASH           NON-CASH         VALUE OF
                                  CONTRIBUTION     CONTRIBUTION      SHARE UNITS
          NAME                         ($)        (# SHARE UNITS)        ($)
          ----                    -------------   ---------------    -----------
          Efraim Grinberg             72,000             723.00        18,000
          Eugene Karpovich            10,000             100.57         2,500
          Gedalio Grinberg            52,000             521.19        13,000
          Richard Cote                42,000             422.33        10,500
          Timothy Michno              11,000             107.68         2,750


POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

         None of the named executive officers have employment agreements. The Company has entered into severance agreements with Mr. Cote, Mr. Karpovich and Mr. Michno which are described below. In addition, the DCP and the SIP provide for accelerated vesting, respectively, of Company matching contributions and of equity compensation (stock options and stock awards) in the event of a change in control. The SIP also provides for accelerated vesting of equity awards in the event of a participant's death, disability or retirement.

         SEVERANCE AGREEMENTS

         Mr. Cote's agreement provides for the continuation of his then applicable annual base salary, paid bi-weekly for 24 months following the termination of his employment within two years after a change in control. (defined as the acquisition by a person or group of more than 50% of the combined aggregate voting power represented by the Company's then outstanding shares; or certain mergers and asset sales; or a liquidation or dissolution), except that nothing is due if his termination is because of his death or disability, or is by the Company for cause or is by Mr. Cote other than because of an "adverse change" in the conditions of his employment. Mr. Cote's agreement defines such an adverse change as any of the following by the Company:

         o altering his duties or responsibilities so that his position becomes one of substantially less importance, dignity or scope;

         o        reducing his base salary;

         o discontinuing his participation in any compensation or benefit plan in which (and on at least as favorable a basis
                  as) he was participating before the change in control or barring him from participating in any other plan that may be adopted in which other key employees are entitled to participate;

         o requiring that he be based more than 50 miles from the principal office location where he worked before the change in control.

"Cause" is defined as gross negligence or willful misconduct that has resulted in or is likely to result in material economic damage to the Company. The agreement also obligates Mr. Cote to keep confidential and to not use any confidential information pertaining to the Company obtained by him in the course of his employment.

         If there had been a change in control of the Company on January 31, 2007 and Mr. Cote's employment had been terminated immediately thereafter by the Company without cause then he would have been entitled to the continuation of his then current annual base salary of $575,000 paid in bi-weekly installments through January 31, 2009.

         Mr. Karpovich and Mr. Michno each have a severance agreement with the Company providing that, although each is employed at will, he will be entitled to receive severance payments in the form of salary continuation upon termination of his employment by the Company without cause. For this purpose, "cause" is defined as conviction of a felony, the knowing violation of a material Company policy, the failure to perform any material obligation owed to the Company or the gross negligence in the performance of duties or breach of fiduciary duty as determined by the CEO. The severance payments will be paid for 12 months after termination, in bi-weekly installments. The employee will also be entitled to post-termination medical benefit coverage continuation under COBRA for the 12 month severance period or, if shorter, until becoming eligible for Medicare or accepting employment with another employer which provides medical benefits. The agreements also contain a non-competition clause which proscribes employment in the watch or jewelry industry for six months after termination of employment with the Company, a twelve month non-solicitation clause and a confidentiality provision. If the Company had terminated the employment of Mr. Karpovich and Mr, Michno without cause on January 31, 2007 then they would have been entitled to receive, respectively, $275,000 and $300,000 in severance paid in bi-weekly installments through January 31, 2008. Each of them also would have been entitled to maximum COBRA benefits valued at $14,282, representing total maximum COBRA payments the Company would be obligated to make for each of them through January 31, 2008.

         CHANGE IN CONTROL

         In the event of a change in control of the Company, all unvested matching contributions under the DCP and all unvested options and time-vesting stock awards then outstanding under the SIP immediately vest. Both plans have similar definitions for what is considered a "change in control" including:

         o        (under both plans) dissolution or liquidation of the Company;

         o (under both plans) sale of substantially all of the Company's assets;

         o a change in the composition of the Board of Directors such that: (under the SIP) individuals who were on the Board of Directors on April o 8, 2004 (or their successors who were approved by at least two-thirds of the directors then on the Board) cease to constitute a majority; or (under the DCP) individuals who were on the Board on July 1, 2002 (or their successors who were approved by at least two-thirds of the directors then on the Board) cease to constitute at least two-thirds of the members of the Board;

         o        a merger, consolidation or reorganization unless:

                  o shareholders in the Company immediately before any such transaction control at least 50% (under the SIP) or 70% (under the DCP) of the total voting power in the resulting corporation immediately after any such transaction; and

                  o no person (meaning an individual, entity or group acting in concert) acquires (under the SIP) at least 20% of the voting power or (under the DCP) at least 30% of the voting power in the resulting corporation (unless, under the DCP, such person had 20% or more of the voting power before the transaction); and

                  o a majority (under the SIP) or at least two-thirds (under the DCP) of the members of the Board after the transaction were members of the Board immediately before the transaction; and

         o the acquisition by any person (with certain exceptions) of 20% or more of the combined voting power of the Company's outstanding voting securities (or, under the DCP, the commencement of a tender offer for such securities).

         Under the Company's Long-Term Incentive Plan ,which was adopted by the Compensation Committee under the SIP and is discussed at page 17 under "Compensation Discussion and Analysis - Fiscal 2007 Executive Compensation Components - Long-Term Equity Incentive Compensation" and at page 22 following the Grants of Plan-Based Awards table, Performance Share Units do not become immediately vested upon a change in control but, instead, convert one for one into time-vesting phantom stock units (without pro-ration) which vest at the end of the applicable Award Period. Upon vesting, one share of Common Stock is distributed for each phantom stock unit not previously forfeited.

         The following table shows the value of accelerated vesting of stock options and stock awards under the SIP and of Company contributions under the DCP that would have been provided to the named executive officers in the event that a change in control of the Company had occurred immediately after the close of business on January 31, 2007.

    ----------------------------------------------------------------------------
                         VESTING UPON CHANGE IN CONTROL
                   WITH OR WITHOUT TERMINATION OF EMPLOYMENT

    ----------------------------------------------------------------------------
                            EARLY VESTING OF    EARLY VESTING
                                DEFERRED              OF          EARLY VESTING
                             COMPENSATION       STOCK OPTIONS       OF  STOCK
             NAME               PLAN ($)           ($)(1)         AWARDS ($)(2)
    ----------------------------------------------------------------------------
    Efraim Grinberg            226,759            1,205,160                  0
    ----------------------------------------------------------------------------
    Eugene Karpovich            30,722              219,750           215,250
    ----------------------------------------------------------------------------
    Gedalio Grinberg                0                     0                  0
    ----------------------------------------------------------------------------
    Richard Cote               131,645              654,030           861,000
    ----------------------------------------------------------------------------
    Timothy Michno              31,571              293,000             79,786
    ----------------------------------------------------------------------------

    (1) The value of early vesting of stock options was determined as the amount by which $28.70/share (which was the closing price of the Company's Common Stock as reported on the NYSE on January 31, 2007) exceeded the exercise price of such options.

    (2) The value of early vesting of stock awards was determined based on a value of $28.70/share (which was the closing price of the Company's Common Stock as reported on the NYSE on January 31, 2007).


         DEATH OR DISABILITY; RETIREMENT

         If any of the named executive officers had died, become permanently disabled or retired on January 31, 2007, their unvested stock options and stock awards would have immediately vested on that date. Under the SIP, retirement as a trigger to immediate vesting may occur either when an employee reaches the age of 65 or upon reaching the age of 55 provided, in that case, the employee has been employed continuously by the Company for at least 10 years and the Compensation Committee approves. As part of its approval, the Compensation Committee may impose any conditions as it deems to be appropriate which are not inconsistent with the express terms of the SIP, including covenants dealing with non-competition, non-disparagement, non-solicitation and confidentiality. The values of such early vesting are shown in the table above under the columns "Early Vesting of Stock Options" and "Early Vesting of Stock Awards".

         Under the Long Term Incentive Plan, in the event of a participant's death, permanent disability or retirement during any Award Period, his or her award is only determined at the end of that Award Period based on actual performance and will be prorated based on the time employed during the Award Period. After the prorated award is determined, it will be paid out within 75 days after the end of the Award Period. The definition of retirement under the Long Term Incentive Plan is the same as the definition under the SIP.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has a Death and Disability Benefit Plan Agreement with Mr.
G. Grinberg, dated September 23, 1994. Under that agreement, in the event of Mr. G. Grinberg's death or disability while employed by the Company, the Company will pay to his spouse, if she is then living, an annual benefit equal, as of fiscal 2007, to $380,474 (increased October 1 each year by an amount equal to two percent of the benefit that would have been payable in the prior year). Benefits are payable for the lesser of 10 years or the life of Mr. G. Grinberg's spouse, and are payable only from the general assets of the Company. Neither Mr. G. Grinberg nor his spouse may assign the agreement or any of the benefits payable thereunder and none of the benefits are payable to the estates or any of the heirs of Mr. G. Grinberg or his spouse. The agreement also provides that it automatically terminates in the event of the termination of Mr. G. Grinberg's employment with the Company for any reason other than his death or disability and further provides that it is not to be considered a contract of employment. For purposes of the agreement, "disability" means the inability of Mr. G. Grinberg to perform the duties pertaining to his job because of accident, sickness or other illness as determined by a majority of disinterested directors.

         In fiscal 1996, the Company entered into an agreement with a trust which, at that time, owned an insurance policy issued on the lives of Mr. G. Grinberg and his spouse. The insurance policy provides for a death benefit of $27 million. The trustees of the trust are the three children of Mr. G. Grinberg and his spouse, namely, Efraim Grinberg, Alexander Grinberg and Miriam Phalen. Under the agreement, the trust assigned the insurance policy to the Company as collateral to secure repayment by the trust of interest-free loans made by the Company to the trust in amounts equal to the premiums on the insurance policy (approximately $740,000 per annum). The agreement required the trust to repay the loans from the death benefit proceeds of the policy. At January 31, 2003 the Company had loaned the trust $5,186,860 under this agreement. On April 4, 2003, the agreement was amended and restated to transfer the policy (which at that time had a cash surrender value of $4,595,591) from the trust to the Company in partial repayment of the then outstanding loan balance which, as of that date, was reduced to $591,269. If the policy is terminated prior to the death of the insureds, the trust must repay the Company the amount of the accumulated premiums which the Company would also recover from the death benefit in the event it is paid.

         Mr. Alex Grinberg, a beneficial owner of more than five percent of the Company's Class A Common Stock and the brother of Efraim Grinberg, is the President of the Company's Concord brand in the United States and earned $320,809 in salary and annual cash incentive compensation in fiscal 2007. In addition, as a participant in the Company's Long Term Incentive Plan, Mr. Alex Grinberg received an award of 2,000 Performance Share Units last year, subject to the same terms and conditions applicable to similar awards made to the other participants in that plan.

         Mr. David Phalen is the spouse of Miriam Phalen, a beneficial owner of more than five percent of the Company's Class A Common Stock, and the brother-in-law of Efraim Grinberg. Mr. Phalen is President of Movado Company Stores and earned $496,058 in salary and annual bonus in fiscal 2007. In addition, as a participant in the Company's Long Term Incentive Plan, Mr. Phalen received an award of 6,000 Performance Share Units last year, subject to the same terms and conditions applicable to similar awards made to the other participants in that plan.

         The Board of Directors has adopted a code of business conduct and ethics which provides for the review, approval and ratification of transactions with the Company (or any of its subsidiaries) in which any officer or employee of the Company or any of its subsidiaries or any director has any direct or indirect material interest. Such transactions involving any executive officer of the Company or any member of the Board of Directors are referred to the Nominating/Corporate Governance Committee. Other transactions are referred to the Company's General Counsel. In each case, the standard applied under the Company's code is whether the transaction, when considered in the context of all the relevant facts and circumstances, including the person's position with the Company, the nature of the transaction and the amount involved, could reasonably appear to present a conflict of interest.

         See "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION" for information regarding certain business relationships between the Company and Mr. Silverstein's law firm.

EQUITY COMPENSATION PLAN INFORMATION

         The table below sets forth information with respect to shares of Common Stock that may be issued under the Company's equity compensation plans as of January 31, 2007.

                                   Number of Securities to be         Weighted-Average          Number of securities
                                     Issued Upon Exercise Of         Exercise Price of        Remaining Available For
                                 Outstanding Options, Warrants       Outstanding Options,     Future Issuance Under Equity
                                           and Rights                Warrants and Rights      Compensation Plans (Excluding
PLAN CATEGORY                                                                               securities Reflected in Column (a))
-------------                    -----------------------------       --------------------   -----------------------------------
                                              (a)                             (b)                          (c)
Equity compensation plans
   approved by security
   holders (1) ...............            3,405,228  (2)                   $ 13.91   (3)              1,938,112 (4)

Equity compensation plans
   not approved by
   security holders (5).......               82,176                      Not applicable                       0 (5)
                                          ---------                      --------------               ---------

Total ........................            3,487,404                        $ 13.91                    1,938,112
--------------------

(1)  Includes the SIP and the DCP.
(2) Includes 3,317,285 shares of common stock issuable upon the exercise of options and the vesting of stock awards outstanding under SIP and 87,943 phantom stock units issuable as 87,943 shares of Common Stock under the DCP.
(3)  Weighted average exercise price of options outstanding under the SIP.
(4) Number of shares available for issuance under the SIP as options and as other share based awards. The DCP does not provide for a limit on the number of phantom stock units available for issuance.
(5) Includes the Stock Bonus Plan described in Note 14 to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2007. The Company has determined not to make any further grants under this plan.


REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Exchange Act, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing and shall not otherwise be deemed filed under such acts.

         The Audit Committee has reviewed and discussed with the Company's management and with PricewaterhouseCoopers LLP management's assessment of the effectiveness of the Company's internal control over financial reporting, the evaluation by PricewaterhouseCoopers LLP of the Company's internal control over financial reporting and the audited financial statements of the Company for the fiscal year ended January 31, 2007. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

         Based on the Audit Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2007 for filing with the SEC.

         The Committee and the Board also have recommended, subject to shareholder approval, the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal 2008.

Members of the Audit Committee:
Donald Oresman (chairman)
Alan H. Howard
Richard Isserman


FISCAL 2007 AND 2006 AUDIT FIRM FEE SUMMARY

         The following table presents the aggregate fees billed for professional services rendered by the Company's independent auditors, PricewaterhouseCoopers LLP, in the "audit fees", "audit - related fees", "tax fees", and "all other fees" categories, in each case as such terms are defined by the SEC, for the fiscal years ended January 31, 2007 and 2006.

------------------------------------------------------------------------------------------
   YEAR        AUDIT ($)    AUDIT RELATED ($)     TAX ($)    ALL OTHERS ($)    TOTALS ($)
------------------------------------------------------------------------------------------
   2006      1,312,200            61,000          51,050        2,320          1,426,570
------------------------------------------------------------------------------------------
   2007      1,345,371           111,435          28,818        4,674          1,490,298
------------------------------------------------------------------------------------------

         Audit fees include fees for audit or review services in accordance with generally accepted auditing standards and fees for services that generally only the Company's auditors provide, such as statutory audits and review of documents filed with the SEC.

         Audit related fees include fees for assurance and related services that are traditionally performed by the Company's auditors. The services include audits of employee benefit plans and consultation in connection with financial and accounting standards.

         Tax fees include fees for services that are performed by professional tax staff other than in connection with the audit. The services include tax compliance, tax advice and tax planning services.

         All other fees are subscription fees for the use of the independent auditors' database of authoritative literature and accounting and financial guidance.

         The Audit Committee reviews and approves all audit and non-audit services to be rendered in every instance by the Company's independent auditors before such auditors are engaged to render any such services. Therefore the Audit Committee has not adopted a pre-approval policy with respect to such services.


PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

         The Audit Committee has appointed PricewaterhouseCoopers LLP to be the Company's independent accountants for the year ending January 31, 2008, subject to ratification of such appointment by the Company's shareholders. PricewaterhouseCoopers LLP has served as the Company's independent accountants since fiscal year 1977 and is considered by the Audit Committee and the Board to be well qualified. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR SUCH RATIFICATION. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Stockholders") to file reports of ownership and changes of ownership with the SEC. As a practical matter, the Company assists its directors, officers and certain 10% Stockholders by completing and filing Section 16 reports on their behalf. The Company's executive officers, directors and 10% Stockholders timely complied with all such filing requirements applicable to them with respect to their beneficial ownership of the Company's securities, except that one Form 4 ("Statement of

Changes in Beneficial Ownership") reporting a share distribution made by Grinberg Partners L.P., which should have been filed on or before March 10, 2006, was inadvertently filed late on March 22, 2006 by each of the limited partners in Grinberg Partners L.P., namely: Efraim Grinberg, Gedalio Grinberg, Alexander Grinberg, Grinberg Group Partners and Miriam Phalen. In addition, Ms. Phalen inadvertently omitted to timely file one Form 5 reporting a year-end gift to each of two trusts for her children for which she is the trustee. The Form 5, which was due on March 17, 2006 was filed on June 23, 2006.


OTHER MATTERS

         The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies received and not theretofore revoked in accordance with their best judgment.

         Upon the written request of any record holder or beneficial owner of Common Stock or Class A Common Stock entitled to vote at the Annual Meeting, the Company, without charge, will provide a copy of its Annual Report on Form 10-K for the fiscal year ended January 31, 2007, as filed with the SEC. Requests should be directed to Suzanne Michalek, Vice President Corporate Communications, Movado Group, Inc., 650 From Road, Paramus, New Jersey 07652.

May 24, 2007

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                     APPENDIX A

                             AUDIT COMMITTEE CHARTER


MEMBERSHIP

1. The Audit Committee (the "Committee") of the Board of Directors shall consist of at least three directors who shall be appointed annually by the Board of Directors. New members of the Committee will be proposed by the Company's Nominating and Corporate Governance Committee for approval and appointment by the Board. Each member of the Committee shall, in the Board's judgment, satisfy the financial literacy and independence requirements under the Sarbanes-Oxley Act (the "Act") and applicable rules of the New York Stock Exchange ("NYSE") and the Securities and Exchange Commission ("SEC"). At least one member of the Committee must be an "audit committee financial expert" and have "accounting or related financial management expertise" under the requirements of the Act and the applicable rules of the NYSE and SEC. Unless a Chair is elected by the full Board of Directors, the Committee shall designate one by majority vote of the full Committee membership. No member of the Committee may serve on the audit committees of more than two other public companies, unless the Board of Directors determines that such simultaneous service will not impair the ability of such member to effectively serve on the Committee.

2. No member of the Committee shall receive any compensation from the Company other than compensation for service as a director of the Company, compensation for serving on the Committee and compensation under a retirement plan for prior services with the Company (if such compensation is not contingent on continued service with the Company).


PURPOSE

1.    The Committee will assist the Board in its general oversight regarding:

a.    The quality and integrity of the Company's financial statements;

b.    The independent auditor's qualifications and independence;

c. The performance of the Company's internal audit function and independent auditors; and

d.    The Company's compliance with legal and regulatory requirements.

2. The Committee will prepare the Audit Committee Report required by the rules of the SEC to be included in the Company's annual proxy statement.


MEETINGS AND PROCEDURES

1. The Committee shall meet at least four times each year and at such other times as it deems necessary to carry out its responsibilities. The Chair of the Committee or any two Committee meeting members may call a Committee meeting whenever deemed necessary.

2. In the performance of its duties and responsibilities, it is not the Committee's duty to plan or conduct audits, to determine that the Company's financial statements are complete, accurate and in

Audit Committee Charter - As Amended April 8, 2004 accordance with generally accepted accounting principles or to assure compliance with laws. These are the responsibilities of management and the internal audit department. The independent auditor is responsible for the audit of the Company's financial statements in accordance with the standards of the profession.


RESPONSIBILITIES

      The Committee shall:

      1. Have the sole authority to appoint, retain, compensate, oversee, evaluate and, where appropriate, replace the independent auditor.

      2. Annually review and approve the proposed scope of each fiscal year's internal and outside audit at the beginning of each new fiscal year.

      3. Inform each registered public accounting firm performing audit, review or attest work for the Company that such firm shall report directly to the Committee.

      4. Directly oversee the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit opinion or related work.

      5. Review and approve in advance any audit and permitted non-audit services and fees to be provided by the Company's independent auditor. The Committee has the sole authority to make these approvals.

      6. At, or shortly after the end of each fiscal year, review with the independent auditor, the internal auditor and Company management, the audited financial statements and related opinion and costs of the audit of that year.

      7. Annually obtain and review a report by the independent auditor describing: the audit firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and, to assess the auditor's independence, all relationships between the independent auditor and the Company.

      8. Review with the chief executive officer and chief financial officer and independent auditors, periodically, the following:

            (a) The Company's administrative and operational controls and internal controls over financial reporting and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and code of conduct.

            (b) All significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, including any material weakness in internal controls identified by the Company's independent auditors and internal auditors.

Audit Committee Charter - As Amended April 8, 2004

            (c) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

            (d) Any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

      9. Provide any recommendations, certifications and reports that may be required by the NYSE or the SEC including the report of the Committee that must be included in the Company's annual proxy statement.

      10. Review and discuss with management and the independent auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with the SEC including a review and discussion with management of the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and a discussion with the independent auditor of the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as it may be modified or supplemented.

      11. Review with management and the independent auditor the financial statements to be included in the Company's Annual Report on Form 10-K, including a review and discussion with management of the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", as well as the auditor's judgment about the quality, not just acceptability, of the Company's accounting principles as applied to its financial reporting. The review shall also include a discussion of the reasonableness of judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of financial statement disclosure. In addition, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Committees)), as it may be modified or supplemented. Based on its review and discussions, the Committee shall recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K.

      12. Discuss with management the type of presentation and type of information to be included in the Company's earnings press releases and the financial information and earnings guidance provided to analysts and rating agencies.

      13. Have the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to any advisers employed by the Committee and to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

      14. Ensure the rotation of the audit partners of the Company's independent auditor as defined in and as required by the Act and the rules of the SEC.

      15. Discuss with management and the independent auditor the Company's policies with respect to risk assessment and risk management.

Audit Committee Charter - As Amended April 8, 2004

      16. Meet separately, periodically, with management, with internal auditors and with the independent auditor.

      17. In consultation with the independent auditor, management and the internal auditors, review the integrity of the Company's financial reporting process.

      18. Review periodically major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

      19. Review with the independent auditor any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and management's responses to such matters. In addition, the Committee shall timely receive (and, in any event, prior to the filing of any audited financial statements with the SEC) a report from the independent auditor on (a) all critical accounting policies and practices; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (c) other material written communications between the registered public accounting firm and Company management, such as any management letter or schedule of unadjusted differences.

      20. Regularly review the responsibilities, budget and staffing of the internal audit function of the Company, including the proposed audit programs for the coming year and review summaries of findings from completed internal audits and a progress report on the proposed audit plan with explanations for any deviations from the original plan.

      21. Ensure that the chief executive officer, chief financial officer, chief accounting officer, controller, or any other person serving in an equivalent position was not, within one year prior to the initiation of the audit, an employee of the independent auditor who participated in any capacity in the Company's audit.

      22. Report regularly to the Board of Directors. Such report to the Board of Directors may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee to make such report.

      23. Meet with the Company's General Counsel, as appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company.

      24. Maintain procedures, as set forth in Annex A hereto, for the receipt, retention and treatment of complaints received by the Company regarding financial statement disclosures, accounting, internal accounting controls or auditing matters, and the

Audit Committee Charter - As Amended April 8, 2004
            confidential, anonymous submission by employees of the Company of concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

      25. Perform a review and evaluation, at least annually, of the performance of the Committee. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.


      26. Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate. In carrying out its responsibilities, the policies and procedures of the Committee should remain flexible in order in order that it can best react to changing conditions and assure the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

Audit Committee Charter - As Amended April 8, 2004

                                     ANNEX A
             PROCEDURES FOR THE SUBMISSION OF COMPLAINTS OR CONCERNS REGARDING FINANCIAL STATEMENT DISCLOSURES, ACCOUNTING,
                INTERNAL ACCOUNTING CONTROLS OR AUDITING MATTERS


1. The Company shall forward to the Audit Committee of the Board of Directors any complaints that it has received regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

2. Any employee of the Company may submit, on a confidential, anonymous basis if the employee so desires, any concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chair of the Audit Committee, in care of the Company's General Counsel at: Movado Group, Inc., Legal Department, 650 From Road, Paramus, NJ 07652, such envelope to be labeled with a legend such as: "To be opened by the Audit Committee only". If any employee would like to discuss any matter with the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate. Any such envelopes received by the Company's General Counsel shall be forwarded promptly to the Chair of the Audit Committee.

3. At each of its meetings, including special meeting called by the Chair of the Audit Committee following the receipt of any information pursuant to this Annex, the Audit Committee shall review and consider any such complaints or concerns that it has received and take any action that it deems appropriate in order to respond thereto.

4. The Audit Committee shall retain any such complaints or concerns for a period of no less than 7 years.

5. Neither the Company nor any of its employees may discharge, demote, suspend, threaten, harass or in any manner discriminate against any employee who: (a) lawfully provides information regarding any conduct encouraged to be reported under this policy which the employee reasonably believes has occurred to a regulatory or law enforcement agency, to any member or committee of Congress, or to any person with supervisory authority over the employee or the authority to investigate such misconduct; (b) participates in or otherwise assists with a proceeding relating to conduct encouraged to be reported this policy; or (c) submits a complaint pursuant to this policy regarding any conduct encouraged to be reported this policy which the employee reasonably believes has occurred, even if after investigation the Company determines that there has not been a violation; provided, however, that the foregoing shall in no event be construed as in any way limiting the Company from discharging, demoting, suspending or taking any other disciplinary measures in respect of an employee for legitimate reasons . Disciplinary action will be taken against any supervisor who retaliates, directly or indirectly, or encourages other to do so, against an employee who takes any of the above-mentioned actions.

6. This Annex A shall appear on the Company's website as part of this Charter.

Audit Committee Charter - As Amended April 8, 2004

MOVADO GROUP, INC.                      NOTICE OF ANNUAL MEETING OF
                                        SHAREHOLDERS TO BE HELD JUNE 14, 2007

Dear Shareholder:

The Annual Meeting of Shareholders of Movado Group, Inc. will be held at 10:00 a.m. on Thursday, June 14, 2007, at the Company's New York office and showrooms located at 25 West 39th Street, 15th Floor, New York, NY 10018, for the following purposes:

        1. To elect nine directors to the Board of Directors.

        2. To ratify selection of independent public accountants.

Only holders of Common Stock and Class A Common Stock of Movado Group, Inc. of record at the close of business on May 18, 2007 will be entitled to vote at the meeting or any adjournment thereof.

To be sure that your vote is counted, we urge you to complete and sign the proxy/voting instruction card below, detach it from this letter and return it in the postage paid envelope enclosed in this package. The giving of such proxy does not affect your right to vote in person if you attend the meeting. The prompt return of your signed proxy will aid the Company in reducing the expense of additional proxy solicitation.

                                        BY ORDER OF THE BOARD OF DIRECTORS

May 24, 2007                            TIMOTHY F. MICHNO
                                        General Counsel and Secretary



                            DETACH PROXY CARD HERE
................................................................................

Please Sign, Date and      [X]
Return the Proxy
Promptly Using the         Votes MUST be indicated
Enclosed Envelope.         (x) in Black or Blue ink.


1. Election of Directors
   FOR all nominees  [_]  WITHHOLD AUTHORITY to vote    [_]    *EXCEPTIONS   [_]    In  their   discretion   the   proxies  are
   listed below           for all nominees listed below                             authorized  to vote upon such other matters
                                                                                    as may properly  come before the meeting or
                                                                                    any adjournment or postponement thereof.

Nominees:  Gedalio Grinberg,  Efraim Grinberg,  Margaret  Hayes-Adame, Richard Cote,
           Alan H. Howard, Richard Isserman,  Nathan Leventhal,  Donald Oresman and
           Leonard L. Silverstein

*Exceptions ____________________________________

INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided.


2.  To  ratify   and   approve   the     FOR   AGAINST   ABSTAIN            To change your address, please mark this box.  [_]
    selection by the Audit Committee     [_]     [_]       [_]
    of the  Board  of  Directors  of                                        If you plan to attend the meeting, please
    PricewaterhouseCoopers   LLP  as                                        mark this box.                                 [_]
    independent  public  accountants
    for the  Company  for the fiscal
    year ending January 31, 2008.


                                                                            -------------------------------------------------
                                                                              S C A N  L I N E
                                                                            -------------------------------------------------

                                                                            The  signature  on this Proxy  should  correspond
                                                                            exactly with stockholder's name as printed to the
                                                                            left.   In   the   case   of   joint   tenancies,
                                                                            co-executors,  or co-trustees,  both should sign.
                                                                            Persons    signing   as    Attorney,    Executor,
                                                                            Administrator,  Trustee or  Guardian  should give
                                                                            their full title.

                                                                  _______________________________     _______________________
                                                                     Date   Share Owner sign here     Co-Owner sign here

................................................................................

MOVADO GROUP, INC.                PROXY/VOTING INSTRUCTION CARD
_______________________________________________________________

   This proxy is solicited on behalf of the Board of Directors of MOVADO GROUP,
               INC. for the Annual Meeting on June 14, 2007

   The undersigned appoints each of Timothy F. Michno and Tasha Cooper Coleman, with full power of substitution, the proxies of the undersigned, to represent the undersigned and vote all shares of Movado Group, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on June 14, 2007, and at any adjournment or postponement thereof, as indicated on the reverse side.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR proposals 1 and 2.

                                                MOVADO GROUP, INC.
                                                P.O. BOX 11346
                                                NEW YORK, N.Y. 10203-0346



           (Continued, and to be signed and dated on reverse side.)